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                                                                   EXHIBIT 10.8

                                                                        11/8/95


                             AGREEMENT OF SUBLEASE

                                    between

                   Citicorp North America, Inc., Sublandlord

                                      and

                    Midrange Information Systems, Inc., and
                          EPC International, Subtenant


                                   Premises:

                      2600 Michelson Drive, Eleventh Floor
                                Irvine, CA 92715
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                               TABLE OF CONTENTS

1.   Subleasing of Premises . . . . . . . . . . . . . . . . . . . . . . . .    1

2.   Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

3.   Fixed Rent and Additional Rent . . . . . . . . . . . . . . . . . . . .    2

4.   Subordination to and Incorporation of the Lease  . . . . . . . . . . .    4

5.   Use  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

6.   Covenants with Respect to the Lease  . . . . . . . . . . . . . . . . .    5

7.   Services, Repairs, and Alterations . . . . . . . . . . . . . . . . . .    6

8.   Consents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7

9.   Termination of Lease . . . . . . . . . . . . . . . . . . . . . . . . .    7

10.  Sublease, Not Assignment . . . . . . . . . . . . . . . . . . . . . . .    8

11.  Damage, Destruction, Fire and Other Casualty;
     Condemnation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

12.  No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

13.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

14.  Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

15.  Condition of the Premises  . . . . . . . . . . . . . . . . . . . . . .    9

16.  Consent of Landlord to This Sublease . . . . . . . . . . . . . . . . .    9

17.  Assignment, Subletting and Mortgaging  . . . . . . . . . . . . . . . .   10

18.  Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

19.  Holding Over . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

20.  Signage; Parking . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

21.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12





                                      (i)
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     AGREEMENT OF SUBLEASE (this "Sublease"), made as of the     day of
November, 1995, between Midrange Information Systems, Inc. and EPC International, having an office at 2600 Michelson Drive, Irvine, California, 92714 (collectively, "Subtenant", and Citicorp North America Inc., a Delaware Corporation, having an office address c/o Corporate Realty Services 725 S. Figueroa, 2nd Floor, Los Angeles, California 90017 ("Sublandlord").

                                  WITNESSETH:

     WHEREAS, by that certain Lease (the "Lease"), dated as of March 22, 1988, between Dean Witter Inc. ("Landlord"), as landlord, and Sublandlord, as tenant, Landlord leased to Sublandlord the eleventh (11) floor (the "Demised Premises") as more particularly described in the Lease and located at the building (the "Building") known as 2600 Michelson Drive, Irvine, California 92714, and

     WHEREAS, Sublandlord desires to sublease to Subtenant the entire Demised Premises (the "Premises") and Subtenant desires to hire the Premises from Sublandlord on the terms and conditions contained herein.

 NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is mutually agreed as follows:

     1. Subleasing of Premises. Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord, the Premises, upon and subject to the terms and conditions hereinafter set forth.

     2.     Term.

     2.1 The term (the "Term") of this Sublease shall commence on November 27, 1995 (the "Commencement Date") and shall terminate on June 30, 1998 (the "Expiration Date"), or on such earlier date upon which the Term shall expire or be canceled or terminated pursuant to any of the conditions or covenants of this Sublease or pursuant to law.

     2.2 If Sublandlord is unable or fails to deliver possession of the Premises on the Commencement Date (i) Sublandlord shall not be subject to any liability for failure to give possession, (ii) Subtenant waives the right to recover any damages which may result from such failure to give possession, and
(iii) the Commencement Date shall be postponed until five (5) days after the date of notice given to Subtenant stating that the Premises are ready for delivery to Subtenant. If the Commencement Date shall be postponed as provided in this Section 2.2, then promptly following the Commencement Date, Sublandlord and Subtenant shall execute an agreement confirming the Commencement Date.
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     3.     Fixed Rent and Additional Rent.

     3.1 Subtenant shall pay to Sublandlord, commencing on November 27, 1995 (the "Rent Commencement Date"), in currency which at the time of payment is legal tender for public and private debts in the United States of America, as fixed rent ("Fixed Rent") during the Term, three (3) business days prior to the first (1st) day of each month during the Term, for the period commencing on the Rent Commencement Date and ending on the Expiration Date, the sum of One Hundred Sixty Three Thousand Six Hundred Seventy Eight Dollars ($163,678) per annum payable in equal monthly installments of Thirteen Thousand Six Hundred Forty Dollars ($13,640.). The installment of Fixed Rent for the first full calendar month of the Term following the Rent Commencement Date shall be due and payable on the execution of this Sublease. The Rent Commencement Date shall be deferred by the number of days after November 27, 1995 that delivery of possession of the Premises may be delayed, if any. If the Rent Commencement Date shall occur on a date other than the first day of any calendar month, the Fixed Rent payable hereunder for such month shall be prorated on a per-diem basis and shall be paid three (3) days prior to the first day of the first full month following the Rent Commencement Date.

     3.2 If Subtenant shall fail to pay when due any installment of Fixed Rent, additional rent or other costs, charges and sums payable by Subtenant hereunder (such additional rent or other costs, charges and sums, together with Fixed Rent, hereinafter collectively referred to as the "Rental"), Subtenant shall pay to Sublandlord, in addition to such installment of Fixed Rent or Rental, as the case may be, as a late charge and as additional rent, a sum equal to interest at the Applicable Rate (hereinafter defined) per annum on the amount unpaid, commencing from the date such payment was due to and including the date of payment. The "Applicable Rate" shall be the rate equal to the lesser of (a) two (2) percentage points above the then current rate publicly announced by Citibank, N.A. or its successor as "Alternate Base Rate II" (or such other term as may be used by Citibank, N.A. from time to time for the rate presently referred to as "Alternate Base Rate II") or (b) the maximum rate permitted by applicable law.

     3.3 All Fixed Rent and other Rental shall constitute rent under this Sublease, and shall be payable to Sublandlord at its address as set forth in
Article 13 hereof, unless Sublandlord shall otherwise so direct in writing.

     3.4 Subtenant shall promptly pay the Rental as and when the same shall become due and payable without set-off, offset or deduction of any kind whatsoever, except as expressly set forth herein, and, in the event of Subtenant's failure to pay the same when due (subject to grace periods provided herein), Sublandlord shall have all of the rights and remedies provided for herein or at law or



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in equity, in the case of non- payment of rent.

     3.5 Sublandlord's failure during the Term to prepare and deliver any statements or bills required to be delivered to Subtenant hereunder, or Sublandlord's failure to make a demand under this Sublease shall not in any way be deemed to be a waiver of, or cause Sublandlord to forfeit or surrender its rights to collect any Rental which may have become due pursuant to this Sublease during the Term. Subtenant's liability for Rental due under this Sublease accruing during the Term, and Sublandlord's obligation to refund overpayments of or adjustments to Rental paid to it by Subtenant, shall survive the expiration or sooner termination of this Sublease.

     4.     Subordination to and Incorporation of the Lease.

     4.1 This Sublease is in all respects subject and subordinate to the terms and conditions of the Lease and to all matters to which the Lease is subject and subordinate. Sublandlord represents that a true and complete copy of the Lease has been furnished by Sublandlord to Subtenant. Subtenant shall indemnify Sublandlord for, and shall hold it harmless from and defend it against, any and all losses, damages, penalties, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which may be sustained or incurred by Sublandlord by reason of Subtenant's failure to keep, observe or perform any of the terms, provisions, covenants, conditions and obligations on Sublandlord's part to be kept, observed or performed under the Lease to the extent same shall have been incorporated herein, or otherwise arising out of or with respect to Subtenant's use and occupancy of the Premises from and after the Commencement Date.

     4.2 Except as otherwise expressly provide in, or otherwise inconsistent with, this Sublease, or to the extent not applicable to the Premises, the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements contained in the Lease are incorporated in this Sublease by reference, and are made a part hereof as if herein set forth at length, Sublandlord being substituted for the "Landlord" under the Lease, Subtenant being substituted for the "Tenant" under the Lease, and Premises being substituted for "Premises" under the Lease.

     5. Use. Subtenant shall use and occupy the Premises for general and executive offices and for no other purpose.



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     6.     Covenants with Respect to the Lease.

     6.1 Subtenant shall not do anything that would constitute a default under the Lease or omit to do anything that Subtenant is obligated to do under the terms of this Sublease so as to cause there to be a default under the Lease.

     6.2 The time limits set forth in the Lease for the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are changed for the purpose of this Sublease, by lengthening or shortening the same in each instance, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublandlord or Subtenant, as the case may be (and each party covenants that it will do so) within three (3) days prior to the expiration of the time limit, taking into account the maximum grace period, if any, relating thereto contained in the Lease. Each party shall promptly deliver to the other party copies of all notices, requests or demands which relate to the Premises or the use or occupancy thereof after receipt of same from Landlord.

     7.    Services, Repairs, and Alterations.

     7.1 Notwithstanding anything to the contrary contained in this Sublease or in the Lease, Sublandlord shall not be required to provide any of the services that Landlord has agreed to provide pursuant to the Lease (or required by law), or furnish the electricity to the Premises that Landlord has agreed to furnish pursuant to the Lease (or required by law), or make any of the repairs or restorations that Landlord has agreed to make pursuant to the Lease (or required by law), or comply with any laws or requirements of any governmental authorities, or take any other action that Landlord has agreed to provide, furnish, make, comply with, or take, or cause to be provided, furnished, made, complied with or taken under the Lease, but Sublandlord agrees to use all diligent efforts, at Subtenant's sole cost and expense, to obtain the same from Landlord (provided, however, that Sublandlord shall not be obligated to use such efforts or take any action which might give rise to a default under the Lease), and Subtenant shall rely upon, and look solely to, Landlord for the provision, furnishing or making thereof or compliance therewith. If Landlord shall default in the performance of any of its obligations under the Lease, Sublandlord shall, upon request and at the expense of Subtenant, timely institute and diligently prosecute any action or proceeding which Subtenant, in its reasonable judgment, deems meritorious, in order to have Landlord make such repairs, furnish such electricity, provide such services or comply with any other obligation of Landlord under the Lease or as required by law. Subtenant shall defend, indemnify and hold harmless Sublandlord from and against any and all such claims arising from or in connection with such request, action or proceeding. This indemnity and hold harmless



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agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature, including, without limitation, reasonable attorneys' fees and disbursements, incurred in connection with any such claim, action or proceeding brought thereon.
Subtenant shall not make any claim against Sublandlord for any damage which may arise, nor shall Subtenant's obligations hereunder be diminished, by reason of
(i) the failure of Landlord to keep, observe or perform any of its obligations pursuant to the Lease, unless such failure is due to Sublandlord's negligence or misconduct, or (ii) the acts or omissions of Landlord, its agents, contractors, servants, employees, invitees or licensees. The provisions of this Section 7.1 shall survive the expiration or earlier termination of the Term hereof.

     7.2 Subtenant shall not make or allow to be made any alterations, changes, additions or improvements (collectively, "Alterations") to the Premises or any part thereof without the prior written consent of Landlord and Sublandlord. If Landlord and Sublandlord shall consent to any Alterations to the Premises, such Alterations shall be subject to any terms, covenants, conditions and agreements which Landlord may prescribe from time to time, which shall include a requirement that, prior to the commencement of any Alterations to the Premises, Subtenant deliver to Landlord and Sublandlord written acknowledgments from all materialmen, contractors, artisans, mechanics, laborers and any other persons furnishing any labor, services, materials, supplies or equipment to Subtenant with respect to the Premises that they will look exclusively to Subtenant for payment of any sums due in connection therewith and that Landlord and Sublandlord shall have no liability for such costs. All Alterations to the Premises made or requested by Subtenant shall be at Subtenant's sole cost and expense. Upon the expiration or sooner termination of the Term, any Alterations to the Premises, excepting movable furniture and trade fixtures, shall become the property of Landlord and shall be surrendered with the Premises, unless Landlord or Sublandlord shall direct Subtenant to remove any such Alterations, in which event Subtenant shall remove same at its sole cost and expense and repair in a good and workmanlike manner any damage to the Premises occasioned by such removal and restore the Premises to the condition existing prior to such Alterations, normal wear and tear accepted.

     8.     Consents.

     8.1 Sublandlord agrees that whenever its consent or approval is required hereunder, or where something must be done to Sublandlord's satisfaction, it shall not unreasonably withhold or delay such consent or approval; provided, however, that whenever the consent or approval of Landlord, the lessor under a superior lease, or the mortgagee under a mortgage, as the case may be, is also required pursuant to the terms of the Lease, if Landlord, the lessor under a superior lease, or the mortgagee under a mortgage shall withhold its consent or approval for any reason whatsoever, Sublandlord shall not be deemed to be acting unreasonably



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
if it shall also withhold its consent or approval. If Landlord shall withhold its consent or approval in connection with this Sublease or the Premises in any instance where, under the Lease, the consent or approval of Landlord may not be unreasonably withheld, and if Subtenant shall reasonably contend that Landlord has unreasonably withheld such consent, Sublandlord, upon the request and at the expense of Subtenant, shall either (i) timely institute and diligently prosecute any action or proceeding which Subtenant, in its reasonable judgment, deems meritorious, in order to dispute such action by Landlord, or (ii) permit Subtenant, to the extent allowable under the Lease, to institute and prosecute such action or proceeding in the name of Sublandlord, provided that Subtenant shall keep Sublandlord informed of its actions and shall not take any action which might give rise to a default under the Lease. Subtenant shall indemnify Sublandlord and hold it harmless from and against all losses, damages, claims, liabilities, fines, penalties, suits, demands, costs and expenses, of any nature, arising from or in connection with any action or proceeding instituted under this Section 8.1.

     8.2 If Subtenant shall request Sublandlord's consent and Sublandlord has agreed, under the terms of this Sublease, that neither its consent nor its approval shall be unreasonably withheld, and Sublandlord shall fail or refuse to give such consent or approval, and Subtenant shall dispute the reasonableness of Sublandlord's refusal to give its consent or approval, such dispute shall be finally determined by a court of competent jurisdiction. If the determination shall be adverse to Sublandlord, Sublandlord, nevertheless, shall not be liable to Subtenant for a breach of Sublandlord's covenant not to unreasonably withhold such consent or approval, and Subtenant's sole remedy in such event shall be the granting of consent or approval by Sublandlord with respect to such request under this Sublease.

     9. Termination of Lease. In the event of a default under the Lease which results in the termination of the Lease, Subtenant shall, at the option of Landlord, attorn to and recognize Landlord as landlord hereunder and shall, promptly upon Landlord's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Subtenant hereby waives all rights under any present or future law to elect, by reason of the termination of Lease, to terminate this Sublease or surrender possession of the Premises. Sublandlord shall not be liable to Subtenant by reason of such termination of the Lease.

     10. Sublease, Not Assignment. Notwithstanding anything contained herein, this Sublease shall be deemed to be a sublease of the Premises and not an assignment, in whole or in part, of Sublandlord's interest in the Lease.

     11. Damage, Destruction, Fire and Other Casualty; Condemnation. Notwithstanding any contrary provision of this Sublease or the provisions of the Lease herein incorporated by reference, Subtenant shall not have the right to terminate this


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Sublease as to all or any part of the Premises, or be entitled to an abatement of Rent or any other item of Rental, by reason of a casualty of condemnation affecting the Premises unless Sublandlord is entitled to terminate the Lease or is entitled to a corresponding abatement with respect to its corresponding obligation under the Lease. If Sublandlord is entitled to terminate the Lease for all or any portion of the Premises by reason of casualty or condemnation, Subtenant may terminate this Sublease as to any corresponding part of the premises by written notice to Sublandlord given at least five (5) days prior to the date(s) Sublandlord is required to give notice to Landlord of such termination under the terms of the Lease.

     12. No Waivers. Failure by Sublandlord in any instance to insist upon the strict performance of any one or more of the obligations of Subtenant under this Sublease, or to exercise any election herein contained, shall in no manner be or be deemed to be a waiver by Sublandlord of any of Subtenant's defaults or breaches hereunder or of any of Sublandlord's right and remedies by reason of such defaults or breaches, or a waiver or relinquishment for the future of the requirement of strict performance of any and all of Subtenant's obligations hereunder. Further, no payment by Subtenant or receipt by Sublandlord of a lesser amount than the correct amount or manner of payment of Rental due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Sublandlord may accept any checks or payments as made without prejudice to Sublandlord's right to recover the balance or pursue any other remedy in this Sublease or otherwise provided at law or equity.

     13. Notices. Any notice, statement, demand, consent, approval, advice or other communication required to be given, rendered or made by either party to the other, pursuant to this Sublease or pursuant to any applicable law or requirement of public authority (collectively, "communications") shall be in writing and shall be deemed to have been properly given, rendered or made only if sent by personal delivery, receipted by the party to whom addressed, or registered or certified mail, return receipt requested, posted in a United States post office station in the continental United States, addressed (i) to Subtenant at its address first above written, Attention: David Peterson and Val Zwerling and (ii) to Sublandlord, at its address first above written,
Attention: Lease Administrator. Copies of any notices commencing or relating to any action, suit or proceeding against Sublandlord shall also be sent to Citicorp/Citibank Real Estate Legal Department, 599 Lexington Avenue New York, New York 10043. All such communications shall be deemed to have been given, rendered or made when delivered and receipted by the party to whom addressed, in the case of personal delivery, or three (3) days after the day so mailed. Either party may, by notice as aforesaid actually received, designate a different address or addresses for communications intended for it.


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     14.    Brokers.  Each party hereto covenants, warrants and represents to the other party that it has had no dealings, conversations or negotiations with any brokers other than the Grubb & Ellis Company and the MacArthur Group (collectively, the "Brokers") concerning the execution and delivery of this Sublease. Each party hereto agrees to defend, indemnify and hold harmless the other party against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and disbursements, arising out of its respective representations and warranties contained in this Article 14 being untrue. Sublandlord shall pay any brokerage commissions due to the Brokers pursuant to a separate agreement between Sublandlord and the Brokers. The provisions of this Article 14 shall survive the expiration or earlier termination of this Sublease.

     15. Condition of the Premises. Subtenant represents that it has made or caused to be made a thorough examination of the Premises and is familiar with the condition of every part thereof. Subtenant agrees to accept the Premises in its "as is" condition on the date hereof, reasonable wear and tear between the date hereof and the Commencement Date excepted. Sublandlord has not made and does not make any representations or warranties as to the physical condition of the Premises, the use to which the Premises may be put, or any other matter or thing affecting or relating to the Premises, except as specifically set forth in this Sublease. Sublandlord shall have no obligation whatsoever to alter, improve, decorate or otherwise prepare the Premises for Subtenant's occupancy, except as follows: Sublandlord shall clean the carpets and touch up the paint throughout the Premises, as deemed necessary by Sublandlord in its sole discretion. Sublandlord shall prior to the Commencement Date cover the internal stairwell connecting the Premises to the twelfth (12th) floor in a manner consistent with the appearance of the Premises, in Sublandlord's sole discretion.

     16. Consent of Landlord to This Sublease. Sublandlord and Subtenant each hereby acknowledge and agree that this Sublease is subject to and conditioned upon Sublandlord obtaining the written consent (the "Consent") of Landlord as provided in the Lease. Promptly following the execution and delivery hereof, Sublandlord shall submit this Sublease to Landlord. Subtenant hereby agrees that it shall cooperate in good faith with Sublandlord and shall comply with any reasonable requests made of Subtenant by Sublandlord or Landlord in the procurement of the Consent. In no event shall Sublandlord or Subtenant be obligated to make any payment to Landlord in order to obtain the Consent or the consent to any provision hereof, other than as expressly set forth in the Lease [and any such fees which may be payable pursuant to the Lease shall be payable by Subtenant and Sublandlord shall have no responsibility for the payment of same]. This Sublease shall terminate if the Consent of Landlord as provided under this Article 16 is not obtained by December 31, 1995 (the "Outside Date"). In the event of such termination any sums paid upon


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
execution hereof shall be promptly returned and neither party shall have any further obligation the other. Notwithstanding the foregoing, the Outside Date may be extended upon written mutual consent of the parties hereto.

     17.    Assignment, Subletting and Mortgaging.

     17.1 Subtenant shall not assign, sell, transfer (whether by operation or law or otherwise), pledge, mortgage or otherwise encumber this Sublease or any portion of its interest in the Premises, nor sublet all or any portion of the premises or permit any other person or entity to use or occupy all or any portion of the Premises, without the prior written consent of Sublandlord and Landlord. The granting or withholding of such consent may be exercised by Sublandlord in its sole discretion.

     Subtenant shall pay to Sublandlord all rent, additional rent or other payments and consideration received by Subtenant in connection with any subletting in excess of Fixed Rent and additional rent payable by Subtenant to Sublandlord.

     17.2 For the purpose of this Article 17, an assignment or subletting shall be deemed to have occurred upon: (i) the subletting or assignment to a subsidiary or affiliate of Subtenant or occupancy by Subtenant's subsidiaries or affiliates; (ii) the sale or transfer, whether pursuant to a single transaction or in a series of related or unrelated transactions, including without limitation by consolidation, merger or reorganization, of a majority of the voting stock of Subtenant or any beneficial interest therein, if Subtenant is a corporation, or any sale or other transfer, whether pursuant to one or more successive transactions, of a majority of the general partnership interests in Subtenant or any beneficial interest therein, if Subtenant is a partnership; and (iii) the sale or other transfer, whether pursuant to one or more successive transactions, of more than fifty (50%) percent, by value, of the assets of Subtenant used in conducting its business in the Premises.

     17.3 If this Sublease be assigned, or if the Premises of any part thereof be sublet (whether or not Sublandlord and Landlord shall have consented thereto), Sublandlord, after default by Subtenant in its obligations hereunder, may collect rent from the assignee or subtenant and apply the net amount collected to the Rental herein reserved, but no such assignment or subletting shall be deemed a waiver of the covenant set forth in this Article 17, or the acceptance of the assignee or subtenant as a tenant, or a release of Subtenant from the further performance and observance by Subtenant of the covenants, obligations and agreements on the part of Subtenant to be performed or observed herein. The consent by Sublandlord or Landlord to an assignment, sale, pledge, transfer, mortgage or subletting shall not in any way be construed to relieve Subtenant from obtaining the express consent in writing, to the extent required by this Sublease or the Lease, of Sublandlord and Landlord to any further assignment, sale, pledge, transfer, mortgage or subletting.


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
     18. Security. Subtenant has deposited with Sublandlord the sum of Thirteen Thousand Five Hundred Seventy Two Dollars ($13,572.00) as security (the "Security") for the faithful performance and observance by Subtenant of the terms, provisions and conditions of this Sublease, including, but not limited to, the payment of Fixed Rent and all other items of Rental and the surrender of the Premises to Sublandlord as herein provided. If Subtenant defaults in respect of any of the terms, provisions and conditions of this Sublease, Sublandlord may apply or retain the whole or any part of the Security so deposited, as the case may be, to the extent required for the payment of any Fixed Rent or any other item of Rental as to which Subtenant is in default or for any sum which Sublandlord may expend or be required to expend by reason of Subtenant's default in respect of any of the terms, covenants and conditions of this Sublease, including, but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Sublandlord. If Sublandlord applies or retains any part of the security so deposited, Subtenant, upon demand, shall deposit with Sublandlord the amount so applied or retained so that Sublandlord shall have the full deposit on hand at all times during the Term. If Subtenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the Security, together with accrued interest thereon, shall be returned to Subtenant after the Expiration Date and after delivery of possession of the Premises to Sublandlord in the condition required to be delivered to Landlord under the Lease, except as otherwise provided herein. Subtenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Sublandlord shall deposit the Security in an interest-bearing account.

     19. Holding Over. If Subtenant retains possession of the Premises or any part thereof after the expiration or earlier termination of the Term, Subtenant shall pay Sublandlord a monthly rental equal to the greater of (i) two (2) times the Fixed Rent and additional rent payable hereunder during the last month of the Term or (ii) (x) Fixed Rent and additional rent in amounts equal to the rent Sublandlord is required to pay Landlord pursuant to Article 25 of the Lease; and (y) any and all other amounts Sublandlord is obligated to pay Landlord pursuant to said Article 25.

     20. Signage; Parking. Subtenant shall have the right to maintain signage in the Building directory and at the Premises, consistent with the terms of the Lease. Such signage shall be at Subtenant's sole cost and expense, and is subject to the prior approval of Sublandlord, such approval not to be unreasonably withheld. Subtenant shall, at Subtenant's sole cost and expense, obtain directly from Landlord the parking Subtenant requires in connection with the Premises, and Subtenant shall rely upon, and look solely to, Landlord for the provision of such parking, at rates to be agreed upon with Landlord. If Landlord shall default in the performance of its obligations with respect to providing parking to Subtenant, Subtenant shall not make any claim against Sublandlord for any damage which may arise, nor shall Subtenant's obligations hereunder be diminished by reason of the failure of Landlord to provide the such parking, or by reason of the acts or omissions of Landlord, its agents, contractors, or employees. The provisions of this
Section 20 shall survive the expiration or earlier termination of the Term hereof.

     21.    Miscellaneous

     21.1 This Sublease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Sublease. Any agreement hereafter made shall be ineffective to change, modify or discharge this Sublease in whole or in part unless such agreement is in writing and signed by the parties hereto. No provision of this Sublease shall be deemed to have been waived by Sublandlord or Subtenant unless such waiver be in writing and signed by Sublandlord or Subtenant, as the case may be. The covenants and agreement contained in this Sublease shall bind and inure to the benefit of Sublandlord and Subtenant and their respective permitted successors and assigns.

     21.2 In the event that any provision of this Sublease shall be held to be invalid or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Sublease shall be unaffected thereby.

     21.3 The paragraph headings appearing herein are for purpose of convenience only and are not deemed to be a part of this Sublease.

     21.4 Capitalized terms used herein shall have the same meanings as are ascribed to them in the Lease, unless otherwise expressly defined herein.

     21.5 This Sublease is offered to Subtenant for signature with the express understanding and agreement that this Sublease shall not be binding upon Sublandlord unless and until Sublandlord shall have executed and delivered a fully executed copy of this Sublease to Subtenant.

     21.6 All insurance policies required to be obtained by Subtenant under this Sublease or the Lease shall name Landlord and Sublandlord as additional insured as their interests may appear.

     21.7 This Sublease shall be governed by, and construed in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement of Sublease as of the day and year first above written.

SUBLANDLORD:

                                      CITICORP NORTH AMERICA, INC.,
                                      A DELAWARE CORPORATION

                                      By:  /s/ [Illegible]
                                           -------------------------

                                      Its: Vice President
                                           -------------------------

                                      SUBTENANT:

                                      MIDRANGE INFORMATION SYSTEMS, INC.,
                                      A CALIFORNIA CORPORATION

                                      By:  /s/ [Illegible]
                                           -------------------------

                                      Its: President
                                           -------------------------

                                      EPC INTERNATIONAL
                                      A CALIFORNIA CORPORATION

                                      By:  /s/ [Illegible]
                                           -------------------------

                                      Its: Managing Director
                                           -------------------------

                                  [FLOOR PLAN]

                                                                  [TDC LOGO]


                                  OFFICE LEASE


Project: 2600 Michelson
Building: Tower
Tenant: Citicorp North America, Inc.

                               TABLE OF CONTENTS


Article                                                                 Page
1.     FUNDAMENTAL LEASE PROVISIONS . . . . . . . . . . . . . . . . . .   1
2.     PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
3.     TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
4.     RENT AND EXPENSE PAYMENTS  . . . . . . . . . . . . . . . . . . .   4
6.     EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
7.     TAXES PAYABLE SOLELY BY TENANT . . . . . . . . . . . . . . . . .   9
8.     LATE CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . .   9
10.    TENANT IMPROVEMENTS  . . . . . . . . . . . . . . . . . . . . . .  10
11.    USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
12.    SERVICE AND UTILITIES  . . . . . . . . . . . . . . . . . . . . .  11
13.    ENTRY BY LANDLORD  . . . . . . . . . . . . . . . . . . . . . . .  12
14.    MAINTENANCE AND REPAIR . . . . . . . . . . . . . . . . . . . . .  13
15.    ALTERATIONS AND ADDITIONS  . . . . . . . . . . . . . . . . . . .  14
16.    INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
17.    INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
18.    DAMAGE AND DESTRUCTION . . . . . . . . . . . . . . . . . . . . .  17
19.    CONDEMNATION . . . . . . . . . . . . . . . . . . . . . . . . . .  18
20.    LIENS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
21.    DEFAULTS BY TENANT . . . . . . . . . . . . . . . . . . . . . . .  19
22.    LANDLORD'S REMEDIES  . . . . . . . . . . . . . . . . . . . . . .  19
23.    DEFAULTS BY LANDLORD . . . . . . . . . . . . . . . . . . . . . .  21
24.    COSTS OF SUIT  . . . . . . . . . . . . . . . . . . . . . . . . .  21
25.    SURRENDER OF PREMISES; HOLDING OVER  . . . . . . . . . . . . . .  22
26.    SURRENDER OF LEASE . . . . . . . . . . . . . . . . . . . . . . .  22
27.    TRANSFER OF LANDLORD'S INTEREST  . . . . . . . . . . . . . . . .  22
28.    ASSIGNMENT AND SUBLETTING  . . . . . . . . . . . . . . . . . . .  23
29.    ATTORNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
30.    SUBORDINATION  . . . . . . . . . . . . . . . . . . . . . . . . .  28
31.    ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . . . . . . .  28
33.    QUIET ENJOYMENT  . . . . . . . . . . . . . . . . . . . . . . . .  29
34.    WAIVER OF REDEMPTION BY TENANT . . . . . . . . . . . . . . . . .  29
35.    WAIVER OF LANDLORD-TENANT'S PROPERTY . . . . . . . . . . . . . .  29
36.    RULES AND REGULATIONS  . . . . . . . . . . . . . . . . . . . . .  30
37.    NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
38.    WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
39.    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . .  30
40.    INCORPORATION OF PRIOR AGREEMENTS: AMENDMENTS  . . . . . . . . .  33
41.    RIGHT OF FIRST OFFER . . . . . . . . . . . . . . . . . . . . . .  33a
42.    OPTION TO EXPAND . . . . . . . . . . . . . . . . . . . . . . . .  33a
Exhibits   43.    OPTION TO EXPAND  . . . . . . . . . . . . . . . . . .  33b
A.       Description of Premises
A.1      Description of Project
B.       Verification of Term and Basic Rent
C.       Construction Provisions
D.       Subordination of Lease
D.1      Subordination of Deed of Trust
E.       Estoppel Statement
F.       Building Rules and Regulations
G.       Signage
Parking License Agreement

                                  OFFICE LEASE

     This Lease is made as of this 22nd day of March, 1988, by and between MICHELSON CO., a general partnership ("Landlord") and CITICORP NORTH AMERICA, INC., a Delaware Corporation ("Tenant").

     In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the following described Premises, upon the following terms and conditions:

1. FUNDAMENTAL LEASE PROVISIONS

   Premises: Project: 2600 Michelson
             Building: Tower   Suite: 1100 & 1200   Floor: 11 & 12
             City: Irvine   County: Orange   State: CA               (Article 2)
             Area of Premises: 31,357 square feet of rentable area which is comprised of 11, 658 rentable square feet on the 11th floor and 19,699 rentable square feet on the 12th floor.

   Term:     One Hundred Twenty (120) months.                        (Article 3)
             Target Commencement Date: July 1, 1988

   Rental:   Basic Rent: One and 66/100 Dollars                      (Article 4)
             ($1.66) per square foot of rentable area per month,
             payable in equal monthly installments of Fifty-Two
             Thousand Fifty-Two and 62/100 Dollars ($52,052.62).
             Fixed increases in Basic Rent are as follows: (See
             page 1a)                                                (Article 5)

   Expenses: Tenant shall pay Tenant's Share of all Direct and       (Article 6)
             Indirect Costs that exceed Landlord's Monthly Cost of Forty-Five and 83/100ths Cents ($0.4583) per month per square foot of rentable area, together with other items of Expense as set forth in
             Article 6. Tenant's Share is Ten and Twenty-Eight
             Hundredths percent (10.28%).

   Prepaid   Tenant shall pay the Basic Rent for the first month
   Rent:     of the term upon execution of this Lease.               (Article 4)

                                                                     (Article 9)

   Address   To Landlord: c/o Transpacific Development Company
   For                        2377 Crenshaw Blvd., Suite 300
   Notices:                   Torrance, CA 90501-3325

             To Tenant:       (See page 1b), to the Premises.       (Article 37)

Rental

Fixed increases in Basic Rent are as follows: Commencing in the 13th month of the Lease term, Basic Rent shall be increased to One and 75/100 Dollars ($1.75) per square foot of rentable area per month, payable in equal monthly installments of Fifty-Four Thousand Eight Hundred Seventy-Four and 75/100 Dollars ($54,874.75). Commencing in the 25th month of the Lease term, Basic Rent shall be increased to One and 79/100 Dollars ($1.79) per square foot of rentable area per month, payable in equal monthly installments of Fifty-Six Thousand One Hundred Twenty-Nine and 03/100 Dollars ($56,129.03). Commencing in the 37th month of the Lease term, Basic Rent shall be increased to One and 88/100 Dollars ($1.88), per square foot of rentable area per month, payable in equal monthly installments of Fifty-Eight Thousand Nine Hundred Fifty-One and 16/100 Dollars ($58,951.16). Commencing in the 49th month of the Lease term, Basic Rent shall be increased to One and 98/100 Dollars ($1.98) per square foot of rentable area per month, payable in equal monthly installments of Sixty-Two Thousand Eighty-Six and 86/100 Dollars ($62,086.86). Commencing in the 61st month of the Lease term, Basic Rent shall be increased to Two and 06/100 Dollars ($2.06) per square foot of rentable area per month, payable in equal monthly installments of Sixty-Four Thousand Five Hundred Ninety-Five and
42/100 Dollars ($64,595.42). Commencing in the 73rd month of the Lease term, Basic Rent shall be increased to Two and 15/100 Dollars ($2.15) per square foot of rentable area per month, payable in equal monthly installments of Sixty-Seven Thousand Four Hundred Seventeen and 55/100 Dollars ($67,417.55). Commencing in the 85th month of the Lease term, Basic Rent shall be increased to Two and 23/100 Dollars ($2.23) per square foot of rentable area per month, payable in equal monthly installments of Sixty-Nine Thousand Nine Hundred Twenty-Six and 11/100 Dollars ($69,926.11). Commencing in the 97th month of the Lease term, Basic Rent shall be increased to Two and 31/100 Dollars ($2.31) per square foot of rentable area per month, payable in equal monthly installments of Seventy-Two Thousand Four Hundred Thirty-Four and 67/100 Dollars ($72,434.67). Commencing in the 109th month of the Lease term, Basic Rent shall be increased to Two and 40/100 Dollars ($2.40) per square foot of rentable area per month, payable in equal monthly installments of Seventy-Five Thousand Two Hundred Fifty-Six and 80/100 Dollars ($75,256.80).


                                      -1a-

2.     PREMISES

        (a) The approximate location of the premises leased hereunder (the "Premises") is shown on the drawing attached hereto as Exhibit A. The Premises consists of that certain space situated in the building (the "Building") described in Article 1 hereof. The area of the Premises for all purposes hereunder is stipulated to be 28,812 square feet of usable area and 31,357 square feet of rentable area. The area of the Building for all purposes hereunder is stipulated to be 272,261 square feet of usable area and 304,932 square feet of rentable area. As used in this Lease, the following terms have the meanings indicated:

                  (i) The term "gross area" or "gross square footage" means the entire area being measured, including vertical elevator and ventilation shafts, maintenance, telephone, mechanical and electrical rooms and closets, and all other public areas measured from the exterior of exterior walls, floors and ceilings and from the center line of interior demising walls, floors and ceilings;

                   (ii) The term "rentable area" or rentable square footage" means, as to a floor leased entirely by Tenant, the entire area within exterior Building walls, excluding public stairwells and such vertical shafts but including all other public areas measured in the same way, and as to a floor only a portion of which is leased by Tenant, the usable area of the premises increased by 12%: and

                   (iii) The term "usable area" or "usable square footage" means the entire floor area of tenant space being measured, excluding vertical shafts and all public areas, measured from the exterior walls and the exterior of interior corridor walls, and the center line of interior demising walls, floors and ceilings.

If the Premises are being newly constructed, then within thirty (30) days after the Commencement Date either party may, by written notice to the other given within such period, require that the area of the Premises and/or of the Building be remeasured by Landlord's space planner in accordance with the foregoing, at the expense of the requesting party. If such remeasurement indicates a variance from the square footage areas specified above, this Lease shall be amended accordingly.
       (b) The Premises are (or when constructed will be) a part of a business/commercial complex consisting of the Building and other buildings, landscaping, parking facilities and other improvements described as the "Project" in Article 1 hereof. The Project is generally shown on the drawing attached hereto as Exhibit A-1. Landlord may in its sole discretion change the size, shape, location, number and extent of any or all of the improvements in the Project without any liability to or consent of Tenant, except that no change in the size or location of or access to the Premises and no material change in the number of parking spaces made available to Tenant shall be made without Tenant's consent, which consent shall not be unreasonably withheld. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall occupy any space in the Project.

       (c ) Landlord reserves the right to use the roof and exterior walls of the Premises, and the area beneath, adjacent to and above the Premises, together with the right to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the Premises, which serve other parts of the Project, in a manner and in locations which do not unreasonably interfere with Tenant's access to and use of the Premises and which do not materially reduce the number of usable square feet of the Premises. No light, air or view easement is created by this Lease.

       (d) Tenant hereby acknowledges that the Project is being, or may be, constructed or reconstructed in phases, and that by reason of construction or reconstruction activities there may be temporary incidents thereof such as dust, dirt, barricades, detours, equipment or material in the Building or Common Areas. Tenant hereby agrees that Landlord shall not be liable for any loss or damage arising from any such incidents of construction or reconstruction unless such loss or damage was caused by the negligence or willful misconduct of Landlord, its agents, contractors or employees. Landlord shall use diligent efforts to prevent any such incidents of construction or reconstruction from disrupting Tenant's business or materially and adversely affecting Tenant's use of or access to the Premises.

       (e) Except as specifically provided in the "Construction Provisions" describing the construction of leasehold improvements, attached hereto as Exhibit C, Tenant shall lease the Premises on an "As Is" basis and Landlord shall have no obligation to improve, remodel, alter or otherwise modify the Premises prior to Tenant's occupancy except that, during the first twelve (12) months of the Lease term, Landlord shall promptly repair at its sole cost any latent defects to the Premises of which Tenant gives Landlord written notice.

3.     TERM

        (a) COMMENCEMENT DATE. The term of this Lease shall be for the duration set forth in Article 1 hereof and shall commence on the earlier to occur of the date which is the first Monday following the earlier of (i) the date Landlord delivers to Tenant a factually correct written notice stating that the Premises are "substantially completed" (as hereinafter defined), or
(ii) the date established in the event of a delay as described in Article 10 hereof, or (iii) the date Tenant (or any subtenant) takes possession of, occupies or commences using any part of the Premises for the conduct of its business operations. The date on which the term of this Lease commences pursuant to the foregoing (the "Commencement Date") shall be confirmed by Landlord and Tenant in the form set forth in Exhibit B attached hereto when Tenant takes possession of the Premises for the conduct of its business operations. This Lease shall be a binding contractual agreement effective upon the date of execution hereof by both Landlord and Tenant, notwithstanding the later commencement of the term of this Lease.

         (b) SUBSTANTIAL COMPLETION. For purposes hereof, the phrase "substantial completion" means (i) the completion (as determined, in the event of a dispute, in accordance with AIA standards) of the construction work to be performed by Landlord pursuant to the "Plans" (as defined in Exhibit C, "Construction Provisions," attached hereto), except for such items that constitute minor defects or adjustments which can be completed after occupancy by Tenant without causing any material interference with Tenant's use of the Premises (so-called "punch list" items) (ii) Landlord has obtained a Certificate of Occupancy, or a Temporary Certificate of Occupancy, or the equivalent, for that portion of the Building that includes all of the Premises,
(iii) The parking spaces alloted to Tenant pursuant to the Parking License Agreement have been made available for Tenant's use, (iv) Tenant has been given sufficient prior access to the Premises in order to install its light fixtures, telephones and communications systems and trade fixtures, (v) Tenant has been tendered continuous and uninterrupted access to the Premises, (vi) Tenant has received the non-disturbance agreement signed by Landlord and its Mortgagee, as required by Article 30, and (vii) All of the Building Systems are operational to the extent necessary to service the Premises. Notwithstanding the foregoing, in the event of a dispute between Tenant and Landlord as to the date of substantial completion of the Premises, Tenant shall nevertheless commence the payment of Rent hereunder as of the date of Landlord's determination, but such payment shall be without prejudice to Tenant's right to demand, by written notice to Landlord, arbitration of such dispute by arbitration conducted in Los Angeles, California pursuant to the rules then obtaining of the American Arbitration Association. Except as expressly set forth above, no other dispute under this Paragraph 3(b) shall be determined by or submitted to arbitration. The arbitration conducted hereunder shall be conducted in accordance with the terms and conditions set forth in Article 45 hereof. If, pursuant to such arbitration, it shall be determined in such proceeding to have been overpaid with regard to the matter in dispute together with interest at the Agreed Rate. On or about the date when Landlord has substantially completed all work to be performed by Landlord in the Premises. Landlord and Tenant shall inspect the Premises and all punch list items shall be noted in writing on Landlord's punch list form. In addition, Tenant shall submit a final punch list to Landlord thirty (30) days after the Commencement Date. As soon thereafter as conditions permit, Landlord shall complete all such punch list items. If Tenant shall do any act which would increase Landlord's cost of completing any such punch list items then Tenant shall pay such increase in Landlord's costs upon its receipt of invoice therefor from Landlord. Upon Landlord's completion of such punch list items, Landlord and Tenant shall reinspect the Premises with regard to all punch list items previously noted and shall indicate on Landlord's punch list form if such items have been satisfactorily completed. Tenant's failure to reinspect any such punch list items with fifteen (15) days after Landlord's written request to do so shall constitute an acceptance by Tenant of such items as being satisfactorily completed.

       (c ) TARGET COMMENCEMENT DATE. The Target Commencement Date shall be the date identified as such in Article 1 hereof. Landlord shall use due diligence to complete "Building Standard Work" (as defined in Article 10a) prior to the Target Commencement Date, but this Lease shall not be void or voidable nor shall Landlord or its agents have any liability to Tenant by reason of Landlord's failure to complete Building Standard Work by such date.
If for any reason (except as set forth in Article 10 hereof) substantial completion of Building Standard Work does not occur within nine (9) months after the Target Commencement Date, Tenant may, upon ten (10) days' prior written notice to Landlord, terminate this Lease and the parties hereto shall thereafter be discharged from all further obligations hereunder. Landlord shall give Tenant thirty (30) days' advance notice of the date of substantial completion. Landlord shall use its best efforts to cooperate with Tenant's move-in schedule and shall allow Tenant to have access to the Premises so that Tenant may install its furniture, equipment and fixtures at least ten (10) days prior to the date of completion of all work in the Premises. Subject to the provisions of Article 3(b) (iv), however, Tenant shall not interfere with completion of such work and shall be responsible for any delays, costs or expenses incurred by Landlord due to any such interference, and in such event Tenant shall hold Landlord harmless and indemnify Landlord for any loss or damage to Tenant's furniture, equipment, fixtures, or merchandise and for injury to any persons arising out of the performance of such work in the Premises unless caused by the negligence of Landlord or its agents or contractors.


4.    RENT AND EXPENSE PAYMENTS

       (a) GENERAL. The "Rent" or "Rental" hereunder is composed of "Basic Rent" as set forth in Article 1 hereof and adjustments thereto as hereinafter provided. The term "Expense" hereunder means all costs, expenses, fees, charges or other amounts required to be paid by Tenant under Article 6. Tenant agrees to pay to Landlord all Rent and Expenses required under this Lease, which shall be payable monthly to Landlord (unless expressly provided otherwise), without deduction or offset except as may be provided otherwise in this Lease, in lawful money of the United States of America at the office maintained by Landlord in the Project or at such other place as Landlord may from time to time designate in writing. Notwithstanding any contrary provisions of this Lease, all Expenses and all other sums of money or charges required to be paid pursuant to this Lease shall be deemed rental for the
Premises: and in any statutory notice to pay rent or quit the Premises.
Landlord may include and designate same as rent then past due and owing, if such be the case. No acceptance by Landlord of partial payment of any Rent or Expense or other sum due from Tenant shall be deemed a waiver by Landlord of any of its rights to the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction. Any Rental payments or Expenses or other sums received from Tenant or any other person shall be conclusively presumed to have been paid on Tenant's behalf, unless Landlord has been given prior written notice to the contrary by Tenant. Tenant agrees that the acceptance by Landlord of any such payment shall not constitute a consent by Landlord or a waiver of any of its rights under this Lease. Landlord agrees that the payment by Tenant of any Rent or Expense shall not constitute a consent by Tenant or a waiver of any of its rights under the Lease. In no event shall the foregoing be construed as requiring Landlord to accept any Rental or Expense payments or other sums from any person other than Tenant. If the term hereof ends on a day other than the last day of a month, then the Rent and Expenses for the month during which the term ends shall be prorated based on a thirty (30) day month. All prorations of Rent or Expenses under this Lease for fractional periods shall be based on a thirty (30) day month and a three hundred sixty (360) day year.

       (b) BASIC RENT. Tenant shall pay the "Basic Rent" set forth in Article 1 hereof on the first day of each month in advance, beginning on the Commencement Date. If the Commencement Date occurs on a day other than the first day of the month, then the Basic Rent for the partial month in which the Commencement Date occurs shall be prorated on the basis of a thirty (30) day month.

       (c) PREPAID RENT. Tenant shall pay prepaid Basic Rent concurrently with the execution of this Lease, as set forth in Article 1 hereof.


       (d) FREE RENT. Notwithstanding anything to the contrary contained herein, so long as Tenant is not in default hereunder, Tenant shall not be required to pay Basic Rent for the second (2nd), third (3rd), one hundred nineteenth (119th) and one hundred twentieth (120th) months of the term of this Lease.

6.     EXPENSES

        Tenant shall pay "Expenses" on the first day of each month during the term hereof as set forth in this Article. The Expenses payable by Tenant hereunder consist of the amount by which Tenant's Share of Direct and Indirect Costs exceeds Landlord's Costs (as such terms are hereinafter defined).

         (a) DEFINITIONS. As used in this Lease, the following terms have the meanings indicated:

               (i) The term "Landlord's Costs" means the annualized dollar amount which results from (1) multiplying the amount of Landlord's Monthly Costs as set forth in Article 1 hereof by twelve (12) months, and (2) by multiplying the resulting sum by the rentable square footage of the Premises.

               (ii) The term "Landlord's Monthly Costs" means the amount per square foot per month of the total Direct and Indirect Costs which Landlord agrees to pay without reimbursement from Tenant, which amount is set forth in
Article 1 hereof.

               (iii) The term "Direct Costs" means all expenses, costs and fees paid or incurred by Landlord during any calendar year during the term hereof in connection with or attributable to the Building Area (as described hereinafter) for:

                        (1) Electricity, water, gas, sewer, and other utility services to or for the Building Area, including any utility taxes, fees, charges or other similar impositions paid or incurred by Landlord in connection therewith; and

                        (2) Operation, maintenance, replacement, repair, management, insurance (including public liability and property damage, rent continuation, boiler and machinery and extended coverage insurance), and cleaning of the Building Area and all furnishings, fixtures and equipment therein and any other expense which, in accordance with standard accounting principles, consistently applied, would be treated as a normal maintenance or operating expense by landlords of comparable first-class institutional quality office buildings, but excluding the costs of special services rendered to tenants (including Tenant) for which a separate charge is made, costs of preparing space for new tenants in the Building, or costs borne solely by Tenant under the Lease. The term "Direct Costs" includes the annual amortization of costs (including financing at the then prevailing rate, if any) of any equipment, device or improvement required after (i) completion of the Building by governmental authority or (ii) incurred as a labor saving measure or to reduce operation or maintenance expenses with respect to the Building Area which costs are amortized over the useful life thereof and which do not inure primarily to the benefit of any particular tenant or group of tenants, including Landlord in the event Landlord is a tenant; provided, however, that the annual amortization of costs under Section (ii) shall be limited to the annual reduction of labor, operating or maintenance expenses resulting from such equipment, device or improvement, and

                        (3) All real property taxes and personal property taxes, licenses, charges and assessments which are levied, assessed or imposed by any governmental authority or improvement or assessment district during any calendar year with respect to the Building Area and the land on which the Building Area is located, and any improvements, fixtures, equipment and other property of Landlord, real or personal, located in the Project and used in connection with the operation or maintenance of the Building Area (computed as if paid in permitted installments regardless of whether actually so paid), as well as any tax which shall be levied or assessed in addition to or in lieu of such taxes (it being acknowledged that because of the passage of laws which limit increases in real property taxes, government agencies may impose fees, charges, assessments or other levies in connection with services previously furnished without charge or at a lesser charge and which were previously paid for in whole or in part, directly or indirectly by real property taxes), any charge upon Landlord's business of leasing the Premises or other part of the Building, and any costs or expenses of contesting any such taxes, licenses, charges or assessments, but excluding any federal or state income or gift tax or any franchise, capital stock, transfer, estate or inheritance taxes. Notwithstanding anything to the contrary contained herein, Tenant shall not, during the initial term of this Lease, be liable for increases in real property taxes that result from changes in ownership of the Project, or a transfer of any interest in the Building or Project which results in real property tax increases under Proposition 13. For purposes of this Lease, "change in ownership" has the same definition as in California Revenue and Taxation Code Sections 60-68, or any amendments or successor statutes to those sections. Notwithstanding anything to the contrary contained herein, all assessments which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and charged as Direct and Indirect Costs only in the year in which the assessment installment is actually paid.

         (iv) The term "Indirect Costs" means all costs, expenses and fees paid or incurred by Landlord in connection with or attributable to the operation, maintenance, replacement, repair, restriping and resurfacing, management, insurance and cleaning of the Common Area (as described hereinafter), together with the cost of any taxes, fees or assessments thereon and costs of contesting same, if any. The term "Indirect Costs" includes the annual amortization of costs (including financing costs at the then prevailing rate, if any) of any equipment, device or im-provement required (i) after completion of the Building by governmental authority or (ii) incurred as a labor saving measure or to reduce operation or maintenance expenses with respect to any or all of the Common Area; provided, however, that the annual amortization of costs under section (ii) above shall be limited to the annual reduction of labor, operating or maintenance expenses resulting from such equipment, device or improvement. Any cost or expense included in Indirect Costs which is attributable to Common Area shall be prorated by Landlord between the Building Area and such Common Area based on the proportion which the total gross square footage of the Building bears to the total gross square footage of all buildings in the Project from time to time, except that, with regard to taxes, Landlord may use such allocation of taxes among the various parcels in the Project as may have been used by the taxing authority. Notwithstanding anything to the contrary contained herein, Indirect Costs shall not include any costs of operating the parking facilities.

         (v) The term "Building Area" means the Building and that portion of the Project immediately adjacent to the Building which is from time to time designated and improved for nonexclusive, common use by all tenants of the Project. The approximate size and location of the Building Area is shown on Exhibit A-1 attached hereto and incorporated by reference.

         (vi) The term "Common Area" means that portion of the Project other than the Building Area which is from time to time designated and improved for nonexclusive, common use by all tenants of the Project. The general location of the Common Area is shown on Exhibit A-1 attached hereto and incorporated by reference. The Common Area includes parking facilities in the Project.

         (vii) The term "Initial Year" means the calendar year in which the Commencement Date occurs.

         (viii) The term "Subsequent Year" means any calendar year during the term hereof after the Initial Year.

         (ix) The term "Tenant's Share" means the proportion which the rentable square footage of the Premises bears to the total rentable square footage of the Building, which proportion is hereby agreed by Landlord and Tenant to be the percentage set forth in Article 1 hereof.

         (x) Notwithstanding anything to the contrary in the definitions of "Direct and Indirect Costs", Direct and Indirect Costs shall not include the following:

               (1) any ground lease rental;

               (2) capital expenditures required by Landlord's failure to comply with laws enacted on or before the date the Building's Temporary Certificate of Occupancy, or the equivalent, is validly issued;

               (3) costs incurred by Landlord for the repair of damage to the Building or Project, to the extent that Landlord is reimbursed by insurance proceeds;

               (4) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for tenants in the Building or Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building or Project;

               (5) depreciation, amortization and interest payments, except as provided herein, and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting principles, consistently applied;

               (6) leasing commissions, attorneys' fees, and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building or Project;

               (7) costs incurred by Landlord for alterations which are considered capital improvements and replacements under standard accounting principles, consistently applied;

               (8) costs of a capital nature, including, without limitation, capital improvements, capital repairs, capital equipment and capital tools, all as determined in accordance with standard accounting principles, consistently applied;

               (9) expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly but which are not provided to another tenant or occupant of the Building or Project;

               (10) costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease of space in the Building or Project;

               (11) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building or Project to the extent the same exceeds the costs of such services rendered by unaffiliated third parties on a competitive basis;

               (12) interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Project, the Building or the Land;

               (13) Landlord's general corporate overhead and general and administrative expenses;

               (14) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or in the parking garage of the Building or Project;

               (15) except for making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building or Project which is used in providing janitorial or similar services;

               (16) all items and services for which Tenant or any other tenant in the Building or Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

               (17) advertising and promotional expenditures, and costs of signs in or on the Building or Project identifying the owner of the Building or Project;
               (18) electric power costs for which any tenant directly contracts with the local public service company;

               (19) services provided and costs incurred in connection with the operation of the retail, restaurant, and garage operations in the Building or Project;

               (20) costs incurred in connection with upgrading the Building or Project to comply with handicap, life, fire and safety codes in effect at the time the Building Certificate of Occupancy or Temporary Certificate of Occupancy, or the equivalent, is issued;

               (21) any other expenses which, in accordance with standard accounting principles, consistently applied, would not be treated as a normal maintenance or operating expense by landlords of comparable first-class institutional quality office buildings;

               (22) tax penalties incurred as a result of Landlord's negligence or inability or unwillingness to make payments when due;

       (b) PAYMENT OF DIRECT AND INDIRECT COSTS IN EXCESS OF LANDLORD'S COSTS. Tenant shall pay to Landlord the following amounts in the manner specified:

               (i) Landlord shall submit to Tenant, prior to the Commencement Date or as soon thereafter as Landlord has sufficient data, a reasonably detailed statement showing the estimated Direct Costs and Indirect Costs for the Initial Year. The determination of estimated Direct and Indirect Costs hereunder shall be made by Landlord based upon experience with actual costs and projections. If Tenant's Share of such estimated Direct and Indirect Costs exceeds Landlord's Costs, then at the first monthly Rent payment date thereafter during the Initial Year, Tenant shall pay to Landlord as Expenses an amount equal to one-twelfth (1/12) of the excess of (1) the sum of the estimated Direct and Indirect Costs multiplied by Tenant's Share, over (2) Landlord's Costs. If Landlord does not submit said statement to Tenant until after the Commencement Date, Tenant shall pay, at the monthly rent payment date next following the submittal of such statement, any amounts theretofore accrued from the Commencement Date (equalling one twelfth (1/12) of such excess for each month of the term hereof which has then elapsed). Landlord may revise such estimated Direct and Indirect Costs at the end of any calendar quarter, and Tenant shall pay such revised estimated Expenses after notice thereof as herein provided.

               (ii) For each Subsequent Year, Landlord shall submit to Tenant, prior to January 1 of such Subsequent Year or as soon thereafter as practicable, a reasonably detailed statement showing the estimated Direct and Indirect Costs for such Subsequent Year. Tenant shall pay to Landlord as Expenses an amount equal to one-twelfth (1/12) of the excess of (1) the sum of the estimated Direct and Indirect Costs multiplied by Tenant's Share, over (2) Landlord's Costs. If Landlord does not submit said statement to Tenant prior to January 1 of any such Subsequent Year, Tenant shall continue to pay Expenses at the then existing rate until such statement is submitted, and, thereafter, at the monthly Rent payment date next following the submittal of such statement, shall pay Expenses based on the rate set forth in such statement together with any Expenses based on such rate which may have theretofore accrued from January 1 of such Subsequent Year. Landlord may revise such estimated Direct and Indirect Costs at the end of any calendar quarter, and Tenant shall pay the monthly amount of such revised estimated Expenses after notice thereof as herein provided.

               (iii) On or before March 31 of each Subsequent Year or as soon thereafter as Landlord has sufficient data, Landlord shall submit to Tenant a reasonably detailed statement showing the actual

Direct and Indirect Costs paid or incurred by Landlord during the previous calendar year, if Tenant's Share of such actual Direct and Indirect Costs is less than the amount of Tenant's Share of the estimated Direct and Indirect Costs for such previous year theretofore paid by Tenant, then Landlord shall credit the amount of such difference against estimated and/or actual Expenses which may thereafter be due from Tenant; provided, however, that in no event shall Tenant receive a credit as provided herein for any amount calculated to be less than Landlord's Costs. If Tenant's Share of such actual Direct and Indirect Costs is more than the amount of Tenant's Share of the estimated Direct and Indirect Costs for such previous year theretofore paid by Tenant, then Tenant shall, at the time which is the later of ten (10) days after notice from Landlord of the amount of the difference, or the monthly Rent payment date next following the submittal of such statement to Tenant, pay to Landlord the full amount of such difference.

               (iv) The reconciliation of the Expenses paid by Tenant for calendar year in which this Lease terminates shall be made upon Landlord's submittal to Tenant of the statement of actual Direct and Indirect Costs for such calendar year. The estimated Direct and Indirect Costs for such calendar year, and the actual Direct and Indirect Costs for such calendar year, shall be prorated based on the actual number of days in such calendar year that this Lease was in effect, and shall be compared. If pursuant to such comparison it is determined that there has been an underpayment or an overpayment by Tenant for such calendar year, Landlord shall refund the overpayment to Tenant, or Tenant shall pay the amount calculated as owning to Landlord, as the case may be, within thirty (30) days after the submittal of the statement by Landlord. Notwithstanding the preceding, if Landlord deems it advisable Landlord may submit partial year statements pursuant to this paragraph in order to cause an earlier reconciliation of Expenses for the calendar year in which this Lease terminates.

     (c) Other Expense Provisions.

               (i) Notwithstanding any provision of this Article to the contrary, if at any time during the term of this Lease any tenant, pursuant to an express provision in its lease and with Landlord's approval, contracts for certain Building or Common Area services to be provided directly to it and at its expense, which services would normally be furnished by Landlord (e.g., janitorial, maintenance, utilities, etc.), then Landlord may make an appropriate adjustment in calculating Tenant's Share of Direct and Indirect Costs to the end that the cost of the remaining services provided by Landlord are shared proportionately by all tenants receiving such services but only if there is a corresponding reduction in the cost to Landlord of providing such services to a reduced number of tenants.

               (iv) The computation of Expenses pursuant to this Article is intended to constitute a formula for an agreed rental escalation, and may or may not constitute an actual reimbursement to Landlord for Direct Cost and Indirect Costs paid by Landlord, and for Landlord's administration.

               (v) Any delay or failure of Landlord in computing or billing for Expenses shall not constitute a waiver of, or in any way impair, the continuing obligation of Tenant to pay Expenses hereunder.

     (d) Within one (1) year following Tenant's receipt of said statement, Tenant may, upon no less than sixty (60) days prior written notice to Landlord, audit books pertaining to the Direct and Indirect Costs incurred by Landlord during the previous calendar year. Such audit shall be conducted at the office where said books are maintained and shall be during usual business hours. Said right to audit shall be restricted to one (1) per calendar year and shall be at the sole cost and expense of Tenant; provided, however, that if such audit reveals a discrepancy greater than five percent (5%), then Landlord will pay the reasonable costs incurred by Tenant for such audit. If it is determined that Landlord has overcharged Tenant, then Landlord shall promptly reimburse Tenant the amount of the overcharge together with interest thereon at the Agreed Rate, and if Tenant has underpaid Landlord, then Tenant shall promptly pay to Landlord the amount of the underpayment together with interest thereon at the Agreed Rate.

7.     TAXES PAYABLE SOLELY BY TENANT

         In addition to the Rental and Expenses to be paid by Tenant, Tenant shall pay before delinquency and without notice or demand by Landlord any and all taxes levied or assessed on and which become payable by Tenant (or indirectly by Landlord) during the term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (i) the gross or net Rent payable under this Lease, including, without limitation, any gross receipts tax or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the Rental hereunder; (ii) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (iii) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (iv) the value of any improvements, alterations or additions made in or to the Premises at the expense of Tenant, regardless of whether title to such improvements, alterations or additions is in Tenant or Landlord; or (v) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Real property taxes on Building Standard improvements (hereinafter defined) in the Premises shall be deemed to be included in the taxes described in Article 6(a)(iii)(3) above, as to which Tenant shall pay Tenant's Share. If it is not lawful for Tenant to reimburse Landlord for any such taxes paid or incurred by Landlord, the Rent shall be revised so as to net Landlord the same net Rental after imposition of such taxes as would have been payable prior to the imposition of such taxes.

8.     LATE PAYMENTS

        In the event that Tenant shall fail to pay to Landlord within ten (10) days after notice from Landlord any Rent, Expenses or other sums owing to Landlord pursuant to the terms of this Lease, said late payment shall bear interest at the Agreed Rate as herein provided and, in addition:

         (a) For each such late payment that is not paid within ten (10) days after written notice from Landlord that the same was due, Tenant shall pay to Landlord a service charge equal to five percent (5%) of the overdue amount. Tenant acknowledges and agrees that such late payment by Tenant will cause Landlord to incur costs and expenses not contemplated by this Lease, the exact amounts of which will be extremely difficult to ascertain, and that such service charge represents a fair estimate of the costs and expenses which Landlord would incur by reason of Tenant's late payment. Tenant further agrees that such service charge shall neither constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy available to Landlord; and

         (b) Following any three consecutive late payments of Rent (as used herein, "late payment" is a payment which is not made by Tenant within ten (10) days after notice from Landlord), Landlord may, upon notice to Tenant, require that, beginning with the first payment of Rent due following the date the third late payment was due, Rent shall no longer be paid in monthly installments but shall be payable three (3) months in advance.

10.     TENANT IMPROVEMENTS

          (a) Applicability. If the Premises are being leased on an "As Is" basis without any improvements, alterations or additions required to be made thereto by Landlord or Tenant, the provisions of this Article shall not apply. However, if any improvements, alterations or additions to the Premises are required to be made by Landlord and/or Tenant, the provisions of the "Construction Provisions" attached as Exhibit C hereto shall govern with regard to work to be completed at Landlord's expense ("Building Standard Work"), if any, and work to be completed at Tenant's expense ("Over Standard Work"), if any. Landlord has no obligation and has made no promise to alter, remodel, decorate, paint or otherwise improve the Premises or any part thereof except as specifically set forth in the Construction Provisions. To the extent Landlord is required to perform Building Standard Work or Over Standard Work pursuant to the Construction Provisions, Landlord shall use reasonable diligence to complete such work in a timely manner.

        (b) Effect on Commencement Date. Time is of the essence in connection with the delivery to Landlord of each and every drawing, plan, specification, schedule or other item required to be given by Tenant to Landlord, or to be approved by Tenant, pursuant to the schedule in and provisions of the Construction Provisions. If Landlord is delayed in substantially completing Building Standard Work or Over Standard Work as a result of (i) Tenant's failure to approve plans, specifications, changes, cost estimates and other items within the time limits specified therefor in the Construction Provisions, or (ii) any change by Tenant in said plans, specifications, or other items after the expiration of such time limits, or (iii) any request by Tenant or requirement necessitated by Tenant for materials, finishes or installations other than the Building Standard (provided, however, that Tenant is given notice that such change or request will cause a delay and one (1) business day to withdraw or reevaluate its request for a change or requirement for items other than Building Standard), then, in any or all such instances and without limitation as to any other right or remedy available to Landlord, the nine (9) month period after the Target Commencement Date under Article 3(c) will be extended for each day of such delay, and Landlord may, under Article 3(a)(iii), determine that the Commencement Date is the date that Building Standard Work would have been substantially completed but for such delay. Tenant's failure to perform or cause to be performed Tenant's obligations within the time limits referred to in the Construction Provisions, and any delays however caused in performing Over Standard Work if such delays were within the control of Tenant, shall not delay commencement of the term or Tenant's obligation to pay Rent or Expenses hereunder.

11.     USE

           The Premises shall be used and occupied by Tenant for general office purposes and any other legally permitted usage consistent with the character of the Building and for no other purpose without the prior written consent of Landlord. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, or the Project, or with respect to the suitability thereof for the conduct of Tenant's business. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate (without paying the increase in such rate) of or affect or cause a cancellation of any fire or other insurance covering the Building or the Premises or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by a standard form policy of insurance. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Article. Tenant agrees that it will use the Premises in such manner as not to interfere with the rights of other tenants of the Building or the Project. Tenant shall neither use or allow the Premises to be used for any unlawful or objectionable purpose, nor cause, maintain or permit any nuisance or waste in, on or about the Premises or the Project. Tenant will not place a load upon any floor exceeding the floor load which such floor was designed to carry, and Landlord reserves the right to prescribe the location of any safe or other heavy equipment in the Premises. Tenant shall not use or allow anything to be done in or about the Premises or the Project which will in any way conflict with any law, ordinance or governmental regulation or requirement of any board of fire underwriters or any duly constituted public authority now in force or hereafter enacted or promulgated affecting the use or occupancy of the Premises, and shall promptly comply with all such laws or requirements at its sole cost and expense. The judgment of any court of competent jurisdiction that Tenant has violated any such law, statute, ordinance, rule, regulation or requirement shall be conclusive of such fact as between Landlord and Tenant.

12.     SERVICE AND UTILITIES

          (a) LANDLORD'S OBLIGATIONS. Landlord shall make available to the Premises during those days and hours listed in paragraph 17 of the Building Rules and Regulations attached hereto as Exhibit F ("Business Hours"), and subject to the Rules and Regulations described in Article 36 hereof, such amounts of air conditioning, heating and ventilation as may be required for the comfortable use of the Premises, as well as elevator service, reasonable amounts of electric current for normal lighting by Building Standard overhead fixtures and for fractional horsepower office machines, and water for lavatory and drinking purposes. During non-business hours Landlord shall keep the public areas of the Building partially lighted and shall provide elevator service with at least one elevator, but shall not be obligated to furnish heating or air conditioning unless Tenant has previously notified Landlord of its need for such services. If Tenant requires heating and/or air conditioning during non-business hours, Tenant shall give Landlord reasonable prior notice of such requirement and Tenant shall pay Landlord a service fee for such extra service at the rate being charged by the local public utility company, plus reasonable fees for wear and tear and depreciation. Landlord shall replace Building Standard light bulbs, tubes and ballasts which need replacing due to normal use. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building and shall provide trash removal, janitorial service and window washing customary for first-class buildings in the same geographical area. Landlord shall install and maintain security system covering the Building and all entrances to and exits from the Building restricting access to the Building during normal hours by uniformed guards and after normal hours by a card system and twenty-four (24) hour security guards. The card system will enable Tenant to gain access to the Building and parking structure and to the Premises via selected elevators during after-hours. Television cameras will be mounted at all major points of ingress to and egress from the Building and will monitor those areas on a twenty-four (24) hours basis. Electronic door locks will be installed and will indicate whether a door has been entered through or exited from. Landlord shall also install and maintain such safety and security devices for the Building as are required by applicable laws. Any subsequent or modified security program shall provide at least equivalent security coverage. Tenant, at its expense, and with the prior approval of Landlord, may install such additional safety and security systems or devices, including smoke detectors, fire suppression systems, electronic security devices and auxiliary emergency electric power supplies, as Tenant may deem appropriate. Tenant shall have the right, by installation of a key system or otherwise, to control access to its Premises. Landlord shall not be in default hereunder or liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish, or delay in furnishing, any such utilities or services when such failure or delay is caused by acts of God, acts of government, labor disturbances of any kind, or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or any part of the Project, or (iii) governmental limitation, curtailment, rationing or restriction on use of water, electricity or any other service or utility whatsoever serving the Premises or the Building; provided, however, that if the utilities and/or services to the Premises are interrupted for a period of ten (10) consecutive days or greater, or fifteen (15) business days in any twelve (12) month period, then Rent shall be abated until such time as the utilities and/or services are restored to the Premises; provided, however, that if such interruption of utilities and/or services continues for longer than thirty (30) consecutive days and Tenant's space is untenantable, then Tenant shall have the right to cancel this Lease by giving Landlord written notice of its intention. Landlord shall be entitled to cooperate with the energy conservation efforts of governmental agencies or utility suppliers. The failure of Landlord to provide such services in accordance with the foregoing shall not constitute a constructive or other eviction of Tenant.

         (b) TENANT'S OBLIGATIONS. Tenant shall pay, prior to delinquency, for all telephone and all other materials and services not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease. Tenant shall also pay, prior to delinquency, all charges and fees required to be paid by Tenant by the Rules and Regulations described in Article 36 of this Lease. Tenant will not without the prior written consent of Landlord use any apparatus or device in the Premises, including (without limitation) electronic data processing machines, punch card machines, and telephone switch gear, which will in any way increase the amount of cooling or ventilation or electricity or water usually furnished or supplied for use of the Premises as general office space: nor shall Tenant connect with electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electrical current or water, except as may be provided in the Construction Provisions. If Tenant shall use electricity at a rate in excess of 2 kilowatt/hours per rentable square foot of the Premises per year then the cost to Landlord of any such excess use of utility service by Tenant shall be paid by Tenant based on Landlord's reasonable estimates and costs. If Tenant shall require ventilation, cooling, water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space. Landlord may cause a special meter to be installed in or about the Premises to measure the amount of water, electric current or other resource consumed by Tenant. The cost of any such meter, and of the installation, maintenance and repair thereof, shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand for all such water, electric current or other resource consumed, as shown by said meter, at the rates charged by the local public utility or other supplier furnishing the same, plus any reasonable additional expense incurred by Landlord in keeping account of the foregoing and administering same. If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the heating, ventilation or air conditioning system, or generate substantially more heat in the Premises than would be generated by Building Standard lights or usual fractional horsepower office equipment, Landlord shall have the right if Tenant fails to remedy the situation within ten (10) days after written notice from Landlord, to install any machinery and equipment which Landlord deems necessary to restore the temperature balance in any affected part of the Building, including but not limited to modifications to the Building Standard air conditioning equipment, and the cost thereof including the cost of installation and any additional cost of operation and maintenance occasioned thereby shall be paid by Tenant to Landlord upon demand. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, in connection with or incidental to the failure to furnish any of the foregoing. Any sums payable under this Article 12(b) shall be considered Expenses and may be added to any installment of Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

13.     ENTRY BY LANDLORD

          Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times during normal business hours upon reasonable notice to Tenant, but only in the presence of a representative of Tenant, and at any time in case of an emergency (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to maintain or to make any repair or restoration to the Building that Landlord has the right or obligation to perform, (iii) to install any meters or other equipment which Landlord may have the right to install, (iv) to serve, post, or keep posted any notices required or allowed under the provisions of this Lease, (v) to post "for sale" signs at any time during the term, and to post "for rent" or "for lease" signs during the last three (3) months of the term, (vi) to show the Premises to prospective brokers, agents or buyers and during the last six (6) months of the term, to prospective tenants, (vii) to shore the foundations, footings, and walls of the Building and to erect scaffolding and protective barricades around and about the Building or the Premises, but not so as to prevent entry into the Premises, and (viii) to do any other act or thing necessary for the safety or preservation of the Premises or the Building. Landlord shall have the right at all times to have and retain a key with which to unlock all doors in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord



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
shall have the right to use any and all means which Landlord may deem proper to gain entry in an emergency, and any entry to the Premises obtained by Landlord by any of said means shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business and any loss of occupancy or quiet enjoyment of the Premises by reason of Landlord's exercise of its rights of entry in accordance with this Article, and Tenant shall not be entitled to an abatement or reduction of Rent or Expenses in connection therewith unless such damages were caused by the negligence of willful misconduct of Landlord, its agents, contractors or employees.

14.     MAINTENANCE AND REPAIR

          (a) LANDLORD'S OBLIGATIONS. Landlord shall maintain or cause to be maintained in good order, condition and repair the structural and common portions of the Building Area and all Common Areas in the Project (except to the extent of damage caused by Tenant which shall be repaired by Landlord at Tenant's expense, unless covered by insurance purchased by Landlord as part of Expenses). Landlord shall not be liable, and neither Rent nor Expenses shall be abated, for any failure by Landlord to maintain and repair areas which are being used in connection with construction or reconstruction of improvements, or for any failure to make any repairs or perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need thereof is given to Landlord by Tenant to the extent the provisions of this Article are in conflict with any statute now or hereafter in effect which would afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair, the provisions of this Article shall govern.

          (b) TENANT'S OBLIGATIONS.

                (i) Tenant at its sole cost and expense, except for services furnished by Landlord pursuant to Article 12 hereof and except for maintenance and repair required of Landlord pursuant to Section 14(a) above, shall maintain the Premises in good order, condition and repair, including all fixtures, equipment, or other items in excess of Building Standard furnishings, installed by or at the expense of Tenant.

                (ii) In connection with Tenant surrendering possession of the Premises at the end of the Lease term, Tenant agrees to repair any damage to the Premises or the Building caused by or in connection with the removal of any article of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

                (iii) If Tenant fails to maintain the Premises in good order, condition and repair, Landlord may give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant thereafter fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand, with interest at the Agreed Rate from the date Tenant is presented with an invoice for such work. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work unless such damage, inconvenience or interference is caused by the negligence of Landlord, its agents, employees or contractors.

       (c ) Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.



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
15.     ALTERATIONS AND ADDITIONS

          Tenant shall make no alterations, additions or improvements to the Premises or any part thereof without obtaining the prior written consent of Landlord in each instance. Such consent may be granted or withheld at Landlord's sole discretion if the proposed alteration, addition or improvement affects the Building structure, the Building systems, or the exterior appearance of the Building. Any such alterations, additions or improvements affecting the Building's structure, the Building systems, or the exterior appearance of the Building consented to by Landlord may, at Landlord's option, be made by Landlord for Tenant's account at a cost equal to the lowest bid obtained by Tenant from an approved contractor and on the same payment terms as such bid and Tenant shall reimburse Landlord for the cost thereof within fifteen (15) days after an invoice therefor is submitted to Tenant. Landlord may impose as a condition to such consent such requirements as Landlord may deem necessary, including (without limitation) the requirement that Landlord be furnished with working drawings before work commences, and requirements relating to the manner in which the work is done, the contractor by whom it is performed, and the times during which it is accomplished, as well as the requirement that upon written request of Landlord made at the time of installation of the alteration, addition or improvement, Tenant may remove at its expense any such alterations, improvements or additions to the Premises provided, however, in no event shall Tenant be required to furnish a bond. Any damage done to the Premises in connection with any such removal shall be repaired at Tenant's sole cost and expense. Unless so removed, all such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon the Premises. All articles of personal property and all business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term, provided that Tenant at its sole cost repairs any damage to the Premises or the Building caused by such removal. All such improvements, alterations or additions must be done in a good and workmanlike manner and diligently prosecuted to completion so that the Premises shall at all times be a complete unit except during the period of work. Upon completion of any such work by Tenant, Tenant shall file for record in the office of the County Recorder where the Project is located a Notice of Completion, as required or permitted by law. Tenant shall deliver to Landlord upon commencement of such work, a copy of the building permit with respect thereto. All such work shall be performed and done strictly in accordance with the laws and ordinances relating thereto. All such work shall be performed so as not to obstruct the access to the premises of any other tenant in the Building or Project. Tenant agrees to carry insurance as required by Article 17 covering any improvements, alterations or additions to the Premises made by Tenant under the provisions of this Article, it being expressly agreed that none of such improvements, additions or alterations shall be insured by Landlord under the insurance Landlord may carry upon the Building, nor shall Landlord be required under any provision for reconstruction to reinstall any such improvements, additions or alterations. In addition, it is expressly agreed that if any tax is imposed, or the amount of taxes on the Building or the Project is increased, by reason of any such improvements, alterations or additions, Tenant shall be solely responsible therefor under Article 7.

16.     INDEMNITY

          (a) Indemnification. Each party shall indemnify, defend and hold the other party, its agents and employees, harmless from and against any and all claims, liability, loss, cost or expense (including attorneys' fees) arising out of or in connection with any injury or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof or about any area, the use of which such party may have in common with other tenants of the Project, if such injury or damage is caused by any negligent act or omission by such indemnifying party, its agents, contractors or employees.
Each party

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
shall further indemnify, defend and hold the other party, its agents and employees harmless from and against any and all claims, loss or expense (including attorneys' fees) arising out of or in connection with any breach or default in the performance of any obligation on the first party's part to be performed under this Lease. If any action or proceeding is brought against either party by reason of any such claim, upon notice from the other party, the first party shall defend the same at the first party's expense by counsel reasonably satisfactory to the other party. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause except Landlord's negligence, and Tenant hereby waives all claims with respect thereto against Landlord. The foregoing provisions shall survive the termination of this Lease.

          (b) Exemption of Landlord from Liability. If the Premises, the Building, or the Property, or any part thereof, is damaged by fire or other cause against which Tenant is required to carry insurance pursuant to this Lease, Landlord shall not be liable to Tenant for any loss, cost or expense arising out of or in connection with such damage. Tenant hereby releases Landlord, its directors, officers, shareholders, partners, employees, agents and representatives, from any liability, claim or action arising out of or in connection with such damage. Furthermore, Landlord shall not be liable to Tenant for loss, injury, or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its agents, contractors, employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Premises or the Building, or form the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising within the Premises or other portions of the Building, or from other sources, unless caused by Landlord's negligence or wrongful act or covered by the proceeds of insurance purchased by Landlord as part of Expenses and in that event only to the extent not covered by insurance which Tenant is required to carry pursuant to this Lease. Landlord shall not be liable to Tenant for any damages arising out of or in connection with any act or omission of any other tenant of the Project. Landlord shall not be liable to Tenant for losses due to theft or burglary or for damages arising out of wrongful acts of third parties.

17.     INSURANCE

        (a) General. All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and the holder of any deed of trust secured by any portion of the Premises (hereinafter referred to as a "Mortgagee"). All policies of insurance provided for herein shall be issued by insurance companies with general policyholder's rating of not less than B+ in the most current available "Best Insurance Reports." Each policy shall name Landlord and at Landlord's request any Mortgagee as an additional insured, as their respective interests may appear. Tenant shall deliver duplicate originals of all policies to Landlord, evidencing the existence and amounts of such insurance, at least ten (10) days prior to Tenant's occupancy in the Premises (Tenant may deliver certificates of such insurance in lieu of duplicate originals of policies, provided that such certificates shall in Landlord's judgment provide clear and unambiguous evidence of the existence and amounts of such insurance). All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord thirty (30) days notice in writing in advance of any modification, cancellation or lapse or reduction in the amounts of insurance. All public liability, property damage and other casualty insurance policies shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least thirty (30) days prior to the expiration thereof. Tenant agrees that if Tenant does not procure and maintain such insurance and fails to present policies of such insurance, or certificates thereof, within ten (10) days after written notice from Landlord that Tenant has failed to procure such insurance, then Landlord may (but shall not be required to) obtain such insurance on Tenant's behalf and charge Tenant the premiums therefor, payable upon demand. Tenant may carry such insurance under a blanket policy provided such blanket policy expressly affords the coverage required by this Lease by a Landlord's protective liability endorsement or otherwise.

          (b) Casualty Insurance. At all times during the term hereof, Tenant shall maintain in effect policies of casualty insurance covering (i) all improvements in, on or to the Premises (including any Building Standard furnishings, and any alterations, additions or improvements as may be made by Tenant), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises. Such policies shall include coverage in an amount not less than one hundred percent (100%) of the actual replacement cost thereof from time to time during the term of this Lease. Such policies shall provide protection against any peril included within the classification "Fire and Extended Coverage," against vandalism and malicious mischief, against theft unless waived in writing by Landlord, against sprinkler leakage, against earthquake sprinkler leakage unless waived in writing by Landlord, and against flood damage unless waived in writing by Landlord (and including cost of demolition and debris removal). Replacement cost for purposes hereof shall be determined by an accredited appraiser selected by mutual agreement. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth in Article 18, the proceeds under (i) above (excluding any amounts paid by Tenant for improvements to the Premises) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

          (c) Liability Insurance. Tenant shall at all times during the term hereof at its own cost and expense obtain and continue in force bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person in connection with the activities of Tenant in, on or about the Premises or with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000) for injuries to persons in one accident, not less than One Million Dollars ($1,000,000) for injury to any one person and not less than Five Hundred Thousand Dollars ($500,000) with respect to damage to property. The limits of such insurance do not necessarily limit the liability of Tenant hereunder. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its partners, agents and employees by reason of the negligence of Tenant.

          (d) Workers' Compensation Insurance. Tenant shall also, at all times during the term hereof, and at Tenant's own cost and expense, procure and continue in force workers' compensation insurance with employer liability (coverage B) limits of not less than Five Hundred Thousand Dollars ($500,000).

          (e) Adjustment. Every three (3) years during the term of this Lease, or whenever Tenant materially improves or alters the Premises, whichever is earlier, Landlord and Tenant shall mutually agree to increases in Tenant's insurance policy limits for the insurance to be carried by Tenant as set forth in this Article. If Landlord and Tenant cannot mutually agree upon the amounts of said increases within thirty (30) days after notice from Landlord, then the insurance policy limits set forth in this Article shall be adjusted upward by an accredited insurance appraiser selected by Tenant and approved by Landlord to reflect increased replacement costs and increased limits of liability then prevailing generally in the local real estate industry.

          (f) Landlord's Insurance. Landlord shall at all times from and after substantial completion of the Premises maintain in effect a policy or policies of insurance covering (i) the Building in an amount up to one hundred percent (100%) of the actual replacement cost thereof (exclusive of the cost of excavations, foundations and footings) from time to time during the term of this Lease, providing protection against any peril generally included in the classification "Fire and Extended Coverage" which may include insurance against sprinkler damage, vandalism, malicious mischief, earthquake and third party liability, and including such coverages in such amounts as Landlord may designate, (ii) the rents payable hereunder and (iii) liability insurance on the Building Area and Common Areas of the Project. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance.

          (g) Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the directors, officers, shareholders, partners, employees, agents and representatives of the other, on account of loss or damage of such waiving party or its property, or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to its insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease. The waivers set forth herein shall be required to the extent that same are available from each party's insurer without additional premium; if an extra charge is incurred to obtain such waiver, it shall be paid by the party in whose favor the waiver runs within fifteen (15) days after written notice from the other party.

18.     DAMAGE AND DESTRUCTION

        (a) PARTIAL DAMAGE-INSURED. If the Premises or the Building are damaged by a risk covered under fire and extended coverage insurance protecting Landlord, then Landlord shall restore such damage provided insurance proceeds are available to Landlord to pay eighty percent (80%) or more of the cost of restoration, and provided such restoration by Landlord can be completed within six (6) months after the commencement of work, in the opinion of a registered architect or engineer appointed by Landlord (as to the Building) and as to the Premises, an architect or engineer mutually agreed to by Landlord and Tenant. In such event this Lease shall continue in full force and effect, except that Tenant shall, so long as the damage is not due to the act or omission of Tenant, be entitled to an equitable reduction of Rent and Expenses while such restoration takes place, such reduction to be based upon the extent to which the damage and the restoration efforts materially interfere with Tenant's business in the Premises provided, however, that the amount of such reduction shall be no less than the prorata amount of the square feet of the area damaged.

        (b) PARTIAL DAMAGE-UNINSURED. If the Premises or the Building are damaged by a risk not covered by such insurance or the insurance proceeds available to Landlord are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within six (6) months after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord (as to the Building) and as to the Premises, an architect or engineer mutually agreed to by Landlord and Tenant, then Landlord shall have the option either to (i) repair or restore such damage, this Lease continuing in full force and effect, but the Rent and Expenses to be equitably reduced as hereinabove provided, or (ii) give notice to Tenant at any time within ninety (90) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice provided, however, that Landlord shall have no right to terminate the Lease, unless it terminates the leases of all other tenants in the Building similarly situated. If such notice is given, this Lease shall expire and any interest of Tenant in the Premises shall terminate on the date specified in such notice and the Rent and Expenses, reduced by an equitable reduction (except as hereinabove provided) based upon the extent, if any, to which such damage materially interfered with Tenant's business in the Premises, shall be paid to the date of such termination, and Landlord agrees to refund to Tenant any Rent or Expenses theretofore paid in advance for any period of time subsequent to such date. If Landlord notifies Tenant within sixty (60) days of the date of such damage that such restoration by Landlord cannot be completed within six (6) months after the commencement of work in the opinion of a registered architect or engineer appointed by Landlord (as to the Building) and as to the Premises, an architect or engineer mutually approved by Landlord and Tenant, then either party hereto may give notice to the other at any time within ninety (90) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. If such notice is given, this Lease shall expire and any interest of Tenant in the Premises shall terminate on the date specified in such notice and the Rent and Expenses, reduced by an equitable reduction (except as hereinabove provided) based upon the extent, if any, to which such damage materially interfered with Tenant's business in the Premises, provided, however that the amount of such reduction shall be no less than the pro rata amount of the square footage of the area damaged, shall be paid to the date of such termination, and Landlord agrees to refund to Tenant any Rent or Expenses theretofore paid in advance for any period of time subsequent to such date.

        (c) TOTAL DESTRUCTION. If the Premises are totally destroyed, or if in Landlord's judgment the Premises cannot be restored as required herein under applicable laws and regulations, then, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective as of the date of the damage. Landlord agrees to refund to Tenant any Rent or Expenses theretofore paid in advance for any period of time subsequent to the date of such termination.

        (d) LANDLORD'S OBLIGATIONS. Landlord shall not be required to carry insurance of any kind on Tenant's property and shall not be required to repair any injury or damage thereto by fire or other cause, or to make any restoration or replacement of any paneling, decorations, partitions, ceilings, floor covering, office fixtures or any other improvements or property installed in the Premises by or at the direct or indirect expense of Tenant, and Tenant shall be required to restore or replace same in the event of damage. Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration unless the same is caused by the negligence or willful misconduct of Landlord, its agents, employees or contractors. Notwithstanding anything to the contrary contained in this Article, Landlord shall have no obligation whatsoever to repair, reconstruct or restore the Premises with respect to damage or destruction as described in this Article occurring during the last twelve (12) months of the term of this Lease or any extension thereof.

          (e) Waiver by Tenant. Tenant shall have no right to terminate this Lease as a result of any statutory provisions now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein, and Tenant expressly waives the provisions of any statutes with respect to any destruction of the Premises.

19.     CONDEMNATION

          If all or any part of the Premises is taken or appropriated for public or quasi-public use by the right of eminent domain or otherwise by a taking in the nature of inverse condemnation, with or without litigation, or is transferred by agreement in lieu thereof (any of the foregoing being referred to herein as a "taking"), either party hereto may, by written notice given to the other within thirty (30) days of receipt of notice of such taking, elect to terminate this Lease as of the date possession is transferred pursuant to the taking; provided, however, that before Tenant may terminate this Lease for a taking, such taking shall be of such an extent and nature as to economically frustrate Tenant's business in, or to substantially handicap, impede or impair Tenant's use of , the Premises. If any part of the Project other than the Premises shall be so taken, Landlord may elect to terminate this Lease provided, however, that Landlord shall have no right to terminate the Lease unless it terminates the leases of all other tenants similarly situated. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant for the taking of personal property belonging to Tenant. In the event of a partial taking which does not result in a termination of this Lease, Rent and Expenses shall be equitably reduced to the extend Tenant's business in or use of the Premises is economically impaired as described above provided, however, that the amount of such reduction shall be no less than the pro rata amount of the square footage of the area taken. No temporary taking of the Premises or any part of the Project shall terminate this Lease, except at Landlord's election, or give Tenant any right to any abatement of Rent or Expenses hereunder, except that Rent and Expenses shall be equitably reduced as described above during that portion of any temporary taking lasting more than thirty (30) days. To the extent the provisions of this Article conflict with California Code of Civil Procedure Section 1265.130 allowing either party to petition the court to terminate this Lease for a partial taking, the provisions of this Article shall govern. Anything to the contrary herein notwithstanding, Tenant shall be entitled to that portion of the award applicable to Tenant's personal property, trade fixtures and moving expenses.
In the event that separate awards are made by the condemning authority, Tenant shall be entitled to claim, prove and receive in the condemnation proceedings such awards as may be allowed for Tenant's trade fixtures and moving expenses.

20.     LIENS

          Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant, and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. Tenant shall give Landlord at least ten (10) business days, prior written notice of the expected date of commencement of work relating to alterations or additions to the Premises. Landlord shall have the right at all times to keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having any interest therein, from mechanics' and materialmens' liens. If any claim of lien is filed against the Premises or any similar action affecting title to such property is commenced, the party receiving notice of such lien or action shall immediately give the other party written notice thereof. If Tenant fails, within twenty (20) days following the imposition of any lien, to cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but no obligation) to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all costs and expenses incurred by it in connection therewith (including attorneys' fees) shall be payable to Landlord by Tenant on demand, with interest at the Agreed Rate from the date of expenditure.

21.     DEFAULTS BY TENANT

          The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

          (a) The abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make any payment of Rent or Expenses or of any other sum required to be made by Tenant hereunder, within ten (10) days after written notice from Landlord to Tenant that such amount has not been paid when due.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, if such failure is not cured within thirty days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it cannot be cured solely by payment of money and more than thirty (30) days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within the thirty
(30) day period and thereafter diligently prosecutes such cure to completion:
Violations by Tenant of the Rules and Regulations described in Article 36 shall be cured by Tenant within seventy-two (72) hours after written notice thereof from Landlord, failing which Landlord may (but need not) cure same, in which event Tenant shall pay Landlord, within ten (10) days after written notice thereof by Landlord, the amount expended by Landlord to effect such cure together with an administrative charge of five percent (5%) of the amount thereof; provided, however, if neither Landlord nor Tenant cures a violation of the Rules and Regulations within such 72-hour period then Tenant shall not be deemed in default of this Lease entitling Landlord to the remedies set forth in
Article 22 unless the requirements of the first sentence of Article 21(c) are met.

          (d) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days): the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

22.     LANDLORD'S REMEDIES

          In the event of any material default or breach of this Lease by Tenant, Landlord's obligations under this Lease shall be suspended and Landlord may at any time thereafter, without limiting Landlord in the exercise of any other right or remedy at law or in equity which Landlord may have (all remedies provided herein being non-exclusive and cumulative), do any one or more of the following:

          (a) Maintain this Lease in full force and effect and recover the Rent, Expenses and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. If Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon such conditions, and for such a term, as Landlord deems appropriate in its sole discretion and to do all acts necessary with regard thereto, without being deemed to have elected to terminate the Lease, including re-entering the Premises to make repairs or to maintain or modify the Premises, and removing all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Reletting may be for a period shorter or longer than the remaining term of this Lease, and for more or less rent, but Landlord shall have no obligation to relet at less than prevailing market rental rates. If reletting occurs, this Lease shall terminate automatically when the new tenant takes possession of the Premises and commences rent payment. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time thereafter may elect to terminate the Lease by virtue of any previous uncured default by Tenant. In the event of any such termination, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default (including, without limitation, the damages described in Article 22(b) below), as well as all costs of reletting, including commissions, attorneys' fees and restoration or remodeling costs.

          (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including (without limitation) the following: (1) the worth, at the time of award, of any unpaid rent which had been earned at the time of such termination; plus (2) the worth, at the time of award, of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (3) the worth, at the time of award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (4) any other amount, and court costs, necessary to compensate Landlord for all the detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant); plus
(5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subparagraphs (1) and (2) of this Article 22(b), the "worth, at the time of award" is to be computed by allowing interest at the then maximum rate of interest allowable under law which could be charged Tenant by Landlord, and, as used in subparagraph (3) of this Article 22(b), the "worth, at the time of award" is to be computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). The term "rent," as used in this Article, shall be deemed to be and to mean all Rent, Expenses and other monetary sums required to be paid by Tenant pursuant to this Lease. For the purpose of determining the amount of "unpaid rent which would have been earned after termination" or the "unpaid rent for the balance of the term" (as referenced in subparagraphs (2) and (3) hereof), the amount of Expenses shall be deemed to increase annually for the balance of the term by an amount equal to the average annual percentage increase in Expenses during the three (3) calendar years preceding the year in which the lease was terminated, or, if such termination shall occur prior to the expiration of the third calendar year occurring during the term of this Lease, then the amount of Expenses shall be deemed to increase monthly for the balance of the term by an amount equal to the average monthly percentage increase in Expenses during all of the calendar months preceding the month in which the Lease was terminated.

          (c) Collect sublease rents (or appoint a receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that neither the filing of a petition for the appointment of a receiver for Tenant nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

          (d) Proceed to cure the default at Tenant's sole cost and expense, without waiving or releasing Tenant from any obligation hereunder. If at any time Landlord pays any sum or incurs any expense as a result of or in connection with curing any default of Tenant (including any attorneys' fees), the amount thereof shall be immediately due as of the date of such expenditure and, together with interest at the Agreed Rate from the date of such expenditures, shall be paid by Tenant to Landlord immediately upon demand, and Tenant hereby covenants to pay any and all such sums,

          (e) Require Tenant to remove all of Tenant's fixtures, furniture, equipment, improvements, additions, and other personal property in the Premises.

          All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any offset to or abatement of Rent or Expenses except as otherwise provided in this Lease.

23.     DEFAULTS BY LANDLORD

          Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying such failure; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are required for its cure, then Landlord shall not be deemed to be in default if it commences such cure within the thirty (30) day period and thereafter diligently prosecutes such cure to completion. Tenant agrees to give any Mortgagee a copy, by registered mail, of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then any such Mortgagee shall have an additional thirty (30) days within which to cure such default on the part of the Landlord or if such default cannot be cured within that time, then such additional time as may be necessary if within that thirty (30) days the Mortgagee has commenced and is pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so pursued. If Tenant recovers any judgment against Landlord for a default by Landlord of this Lease, the judgment shall be satisfied only out of the interest of Landlord in the Project and neither Landlord nor any of its partners, shareholders, officers, directors, employees or agents shall be personally liable for any such default or for any deficiency.

24.     COSTS OF SUIT

          If either party brings action for relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party its costs incurred in connection with and in preparation for said action, including its attorneys' fees (which costs shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment, it being agreed that to be the successful party a party need not necessarily have recovered a judgment, but shall be that party which, in light of all the facts and circumstances of the case, shall be deemed to be without fault or to have a lesser degree of fault than the other party). If either party, without fault on its part, is made a party to any action instituted by the other party or a third party against such other party.

or by or against any person holding under or using the Premises by license of the other party, or for the foreclosure of any lien for labor or material furnished to or for such party, or any such other person, or otherwise arising out of or resulting from any act or omission of such party or of any such other person, each party shall indemnify, defend and hold the other party harmless from any judgment rendered in connection therewith and all costs and expenses (including attorneys' fees) incurred by the other party in connection with such action.

25.     SURRENDER OF PREMISES; HOLDING OVER

        (a) SURRENDER. On expiration or termination of this Lease, Tenant shall surrender to Landlord the Premises, and all Tenant's improvements thereto and alterations thereof, broom clean and in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant, for destruction to the Premises covered by Article 18 of this Lease, and for alterations that Tenant has the right to remove or is obligated to remove, so long as Tenant repairs any damage to the Premises under the provisions of this Article or Article 15), and shall remove all of its personal property including any signs, notices and displays. Tenant shall perform all restoration made necessary by the removal of any such improvements or alterations or personal property, prior to the expiration of the Lease term. If any such removal would damage the Building structure, Tenant shall give Landlord prior written notice thereof and Landlord may elect to make such removal at Tenant's expense. Landlord may retain or dispose of in any manner any such improvements or alterations or personal property that Tenant does not remove from the Premises within five (5) days after expiration or termination of the term as allowed or required by this Lease. Title to any such improvements or alterations or personal property that Landlord so elects to retain or dispose of shall vest in Landlord. Tenant waives all claims against Landlord for any damage or loss to Tenant arising out of Landlord's retention or disposition of any such improvements, alterations or personal property. Tenant shall be liable to Landlord for Landlord's costs of storing, removing and disposing of any such improvements, alterations or personal property. If Tenant fails to surrender the Premises to Landlord on expiration or termination of the Lease as required by this Article, Tenant shall indemnify, defend and hold Landlord harmless from all damages, loss, cost and expense (including attorney's fees) arising out of or in connection with Tenant's failure to surrender the Premises.

        (b) HOLDING OVER. If Tenant holds over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a rental in the amount of one hundred twenty-five percent (125%) of the Rent in effect as of the last month of the term hereof and at the time specified in this Lease, and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. The foregoing shall not, however, be construed as a consent by Landlord to any holding over by Tenant and Landlord reserves the right to require Tenant to surrender possession of the Premises upon expiration or termination of this Lease.

26.     SURRENDER OF LEASE

        The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger. Such surrender or cancellation shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies. The delivery of keys to the Premises to Landlord or its agent shall not, of itself, constitute a surrender and termination of this Lease.

27.     TRANSFER OF LANDLORD'S INTEREST

        If Landlord sells or transfers its interest in the Premises (other than a transfer for security purposes) Landlord shall be released from all obligations and liabilities accruing thereafter under this Lease, if Landlord's successor has assumed in writing Landlord's obligations under this Lease. Any Security Deposit, prepaid Rent or other funds of Tenant in the hands of Landlord at the time of transfer shall be delivered to such successor. Tenant agrees to attorn to the purchaser or assignee, provided all Landlord's obligations hereunder are assumed in writing by such successor. Notwithstanding the foregoing, Landlord's successor shall not be liable to Tenant for any such funds of Tenant which Landlord does not deliver to the successor.

28.  ASSIGNMENT AND SUBLETTING

     (a) LANDLORD'S CONSENT REQUIRED. Tenant shall not transfer this Lease or any interest therein (any sale, assignment, mortgage, pledge, hypothecation or encumbrance of this Lease shall be deemed a "transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, and any attempt to do so without such consent shall be voidable by Landlord. Notwithstanding anything to the contrary contained herein, Tenant may assign this Lease, or sublet the Premises, or any portion thereof, at any time to any affiliate of Tenant; "Affiliate" is defined as any entity which controls, is controlled by, or is under common control with, the Tenant, either directly or indirectly (a "Permitted Transferee").

     (b) TENANT'S APPLICATION. If Tenant desires at any time to transfer this Lease (which transfer shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof to a party other than a Permitted Transferee, Tenant shall notify Landlord of such intent, and Landlord shall within thirty days thereafter, advise Tenant whether Landlord elects to recapture such portion of the Premises as Tenant proposes to sublease or assign, such recapture to be on the terms set forth in Section (c) below. If Landlord shall not exercise its recapture right, Tenant may endeavor to find prospective assignees or subtenants and Landlord shall have no right to recapture such portion of the Premises as Tenant proposed to sublease or assign. Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transfer or sublease ("Proposed Effective Date"), in writing, a notice of intent to transfer or sublease, setting forth: (i) the Proposed Effective Date, which shall be no less than thirty (30) days after the sending of such notice; (ii) the name of the proposed subtenant or transferee;
(iii) the nature of the proposed subtenant's or transferee's business to be carried on in the Premises; and (iv) a description of the terms and provisions of the proposed sublease or transfer. Such notice shall be accompanied by (i) such certified financial information as Landlord may request concerning the proposed subtenant or transferee, including recent financial statements and bank references; (ii) a conformed or photostatic copy of the proposed sublease or transfer agreement.

    (c) LANDLORD'S OPTION TO RECAPTURE PREMISES. Landlord elects to recapture such portion of the Premises as Tenant proposes to sublease or assign as provided in paragraph (b) above, then this Lease shall terminate as to the portion of the Premises recaptured and for the period of time specified in Tenant's notice. In the event a portion only of the Premises is recaptured, the Rental payable under this Lease, the Security Deposit, and Tenant's Share shall be proportionately reduced based on the rentable square footage retained by Tenant and the rentable square footage leased by Tenant hereunder immediately prior to such recapture and termination, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. If Landlord recaptures only a portion of the Premises, it shall construct and erect at its sole cost such partitions as may be required to sever the space retained by Tenant from the space recaptured by Landlord; provided, however, that said partitions need only be finished in Building Standard condition, Landlord may, without limitation, lease the recaptured portion of the Premises. If Landlord does not elect to recapture pursuant to this paragraph, Tenant may thereafter enter into a valid assignment or sublease with respect to the Premises, provided Landlord pursuant to this Article, consents thereto, and provided further that
(i) such assignment or sublease executed within ninety (90) days after notification to Landlord of such proposal pursuant to Section 28(b) above, and
(ii) the rental there is not less than that stated in such notification. Any termination as provided in this Article 28(c) should be subject to the written consent of any Mortgagee of Landlord. The effective date of any such termination shall be as specified in Landlord's notice of termination.

    (d) APPROVAL/DISAPPROVAL STANDARDS. In the event that Tenant complies with the provisions of Article 28(b), and Landlord does not exercise an option provided to Landlord under Article 28(c), Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld. In determining whether to grant or withhold consent to a proposed assignment or sublease, Landlord may consider any reasonable factor. Without limiting what may be construed as a reasonable factor, it is hereby agreed that any one of the following factors will be reasonable grounds for disapproval of a proposed assignment or sublease:

         (i) The proposed assignee or subtenant does not, in Landlord's reasonable judgment, have sufficient financial worth, considering the responsibility involved;

       (iii) The proposed assignee or subtenant does not, in Landlord's reasonable judgment, have a good reputation as a tenant of property;

       (vii) The use of the Premises by the proposed assignee or subtenant will not be identical to the use permitted by this Lease;

      (viii) In Landlord's reasonable judgement, the proposed assignee or subtenant is engaged in a business, and the Premises, or the relevant part thereof, will be used in a manner, that is not in keeping with the then standards of the Building, or that will violate any negative covenant as to use contained in any other lease of space in the Building or the Project;

        (ix) The use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

        (xv) The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Article; or

       (xvi)  Tenant is in default of any obligation of Tenant under this Lease.

        (e) APPROVAL/DISAPPROVAL PROCEDURE. If Landlord disapproves the proposed transfer or sublease it shall notify Tenant in writing thereof. If Landlord shall deny a request for consent to a proposed transfer or assignment, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and claims that may be made against Landlord by the proposed transferee or subtenant, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed transfer or sublease. If Landlord approves the proposed transfer or sublease, it shall notify Tenant in writing thereof and Tenant shall, prior to the Proposed Effective date, submit to Landlord all executed originals of the transfer or sublease agreement for execution by Landlord on the signature pages thereof after the words "The foregoing is hereby consented to by Landlord." Provided such transfer or sublease agreement is in accordance with the terms approved by Landlord. Landlord shall execute each original as described above and shall retain two originals for its file and return the others to Tenant.
No purported transfer or sublease shall be deemed effective as against Landlord and no proposed transferee or subtenant shall take occupancy unless such document is so executed by Landlord.

         (f) REQUIRED PROVISIONS. Any and all transfer or sublease agreements shall (i) contain such terms as are described in Tenant's notice under Article 28(b) above or as otherwise agreed by Landlord, (ii) prohibit further assignments, transfers or subleases without Landlord's prior written consent,
(iii) impose the same obligations and conditions on the transferee or sublessee as are imposed on Tenant by this Lease except as to Rent and term or as otherwise agreed by Landlord, (iv) be expressly subject and subordinate to each and every provision of this Lease, (v) have a term that expires on or before the expiration of the term of this Lease, (vi) provide that if Landlord succeeds to sublessor's position, Landlord shall not be liable to sublessee for advance rental payments, deposits or other payments which have not been actually delivered to Landlord by the sublessor, and (vii) provide that Tenant and/or the transferee or sublessee shall pay Landlord the amount of any additional costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the transfer or sublease.
Any and all sublease agreements shall also provide that in the event of termination, re-entry, or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorney to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease; (ii) be subject to any offset not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant or
(iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's fixed rent or any additional rent then due.

        (g) PAYMENT OF ADDITIONAL RENT UPON TRANSFER OR SUBLEASE. If Landlord shall give its consent to any assignment of this Lease or to any sublease of the Premises. Tenant shall, in consideration therefor, pay to Landlord, as additional Rent:

        (i) In the case of an assignment, an amount equal to one-half (1/2) of all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment excluding all sums paid by Tenant for leasing commissions, reasonable legal fees, rental concessions, leasehold improvements; the gross revenue paid to Landlord by Tenant subsequent to the date that Tenant vacated the portion of the Premises proposed to be assigned and during which that portion of the Premises was vacant and prior to the date the assignee was to pay rent, and other reasonable assignment costs; and.

                (ii) In the case of a sublease one-half (1/2) of any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Rent and Expenses accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof excluding all sums paid by Tenant for leasing commissions, reasonable legal fees, rental concessions, leasehold improvements, the gross revenue paid to Landlord by Tenant subsequent to the date that Tenant vacated the portion of the Premises proposed to be sublet and during which that portion of the Premises was vacant and prior to the date the sublessee was to pay rent, and other reasonable sublease costs.

                The sums payable under subparagraph (i) above shall be paid to Landlord upon the effective date of the assignment. The sums payable under subparagraph (ii) above shall be paid to Landlord as and when payable by the sublessee to Tenant within fifteen (15) days after written request therefor by Landlord. Tenant shall at any time and from time to time furnish evidence to Landlord of the amount of all such sums or other consideration received or expected to be received.

        (h) FORM FOR REVIEW. Simultaneously with the giving of the notice described in Article 28(b) above, Tenant shall pay to Landlord or Landlord's designee Landlord's actual costs incurred by Landlord in connection with reviewing each such transaction. In addition to such reimbursement, if Landlord retains the services of an attorney to review the transaction, Tenant shall pay to Landlord all reasonable actual attorneys fees incurred by Landlord in connection therewith. Tenant shall pay such attorneys' fees to Landlord within fifteen (15) days after written request therefor.

        (i) NO RELEASE OF TENANT. No consent by Landlord to any transfer or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, transfer or subletting. The consent by Landlord to any transfer or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other transfer or subletting. In no event shall any permitted subtenant transfer its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, except upon compliance with, and subject to, provisions of this Article. The acceptance by Landlord of payment from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent transfer or sublease, or to be a release of Tenant from any obligation under this Lease. The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this Lease on Tenant's part to be performed or observed,shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

        (j) ASSUMPTION OF OBLIGATIONS. Each transferee of Tenant shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No transfer shall be binding on Landlord unless the transferee or Tenant delivers to Landlord a counterpart of the instrument of transfer in recordable form which contains a covenant of assumption by the transferee satisfactory in substance and form to Landlord, and consistent with the requirements of this Article. The failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any sublessee, it being the obligation of Tenant to administer the terms of its subleases.

   (k) CORPORATE OR PARTNERSHIP TRANSFERS. If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the cumulative or aggregate transfer, assignment or hypothecation of fifty percent (50%) or more of the total stock or interest in such corporation, association or partnership shall be deemed an assignment or transfer within the meaning and provisions of this Article. None of this Article shall apply to transactions with a corporation (i) into or with which Tenant is merged or consolidated,
(ii) to which substantially all of Tenant's assets are transferred, or (iii) that controls, is controlled by, or is under common control with Tenant, provided that, in any of such events:
        (i) The successor of Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the net worth of Tenant herein named on the date of this Lease;
        (ii) Proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of such transaction;
        (iii) Any such assignment, sublease or transfer shall be subject to all of the terms and provisions of this Lease, and such assignee, sublessee or transferee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord promptly upon the assignment, sublease or transfer, all the obligations of Tenant under this Lease;
        (iv) Tenant shall remain fully liable for all obligations to be performed by Tenant under this Lease; and
        (v) Tenant shall reimburse Landlord, promptly on demand, for Landlord's reasonable actual attorneys' fees incurred in conjunction with the processing and documentation of any such transaction.

   (m) ASSIGNMENT OF SUBLEASE RENTS. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right and license to collect such rents and Landlord shall have no right to collect such rents.

29. ATTORNMENT
    If any proceeding is brought for default under any ground or underlying lease to which this Lease is subject, or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the successor upon any such foreclosure or sale and recognize that successor as Landlord under this Lease, provided such successor expressly agrees in writing to be bound to all future obligations by the terms of this Lease, and, if so requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired term of this Lease then remaining).

30.     SUBORDINATION

        Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (i) all ground or underlying leases which may now exist or hereafter be executed affecting the Premises, and (ii) the lien of any first mortgage or first deed of trust which may now exist or hereafter be executed in any amount for which the Premises, such ground or underlying leases, or Landlord's interest or estate in any of them, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground or underlying leases or any such liens to this Lease. If any ground or underlying lease terminates for any reason, Tenant shall, notwithstanding any subordination, attorn to and become Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any documents evidencing the priority or subordination of this Lease with respect to any such ground or underlying leases or the lien of any such first mortgage or first deed of trust, and specifically to execute, acknowledge, and deliver to Landlord from time to time within ten (10) days after requested to do so a subordination of lease, or a subordination of deed of trust, in substantially the form set forth in Exhibit D or D-1 respectively, attached hereto, or such other form as may be customarily required by any Mortgagee of Landlord. Notwithstanding anything to the contrary contained herein, Tenant's obligation to subordinate its rights hereunder to the lien of any first mortgagee, first deed of trust or other subordination shall be conditioned upon Tenant receiving from any party seeking such superior position a non-disturbance agreement to the effect that so long as Tenant pays the rentals due under this Lease and otherwise complies with the terms hereof, Tenant's occupancy hereunder shall not be disturbed. Tenant shall agree to attorn directly to any such party. Landlord agrees to provide Tenant with such non-disturbance agreement prior to the Commencement Date of this Lease.


31.     ESTOPPEL CERTIFICATE

        Tenant shall from time to time within ten (10) days after prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing in the form set forth in Exhibit E attached hereto, or such other form as may be customarily required by Landlord's Mortgagee, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed, and (iii) containing such other matters as are set forth in such form. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's Rent has been paid in advance. (See page 28a)

Estoppel Certificate



Landlord shall, at any time and from time to time, within ten (10) days following notice from Tenant, execute, acknowledge and deliver to Tenant a statement in writing prepared by Tenant and edited by Landlord, as appropriate, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, the dates to which Tenant has paid rent, adjustments to rent, and other charges in advance, if any, stating whether or not to the best knowledge of Landlord, Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge, or containing any other information or certifications which reasonably may be requested by Tenant, any proposed assignee or sublessee of Tenant, or any proposed lender of Tenant. Any such statement, delivered pursuant to this Article, may be relied upon by any proposed assignee or sublessee or any proposed lender of Tenant. Landlord's failure to deliver such statement within such time shall be conclusive upon Landlord that the Lease is in full force and effect, without modification, except as may be represented by Tenant, and that there are no uncured defaults in Tenant's performance.



                                     -28a-

33.     QUIET ENJOYMENT

        So long as Tenant pays all Rent and other sums due under this Lease, performs its covenants and obligations under this Lease and recognizes any successor to Landlord in accordance with the terms of this Lease, Tenant shall lawfully and quietly have, hold and enjoy the Premises without hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, subject, however, to all the provisions of this Lease.

34.     WAIVER OF REDEMPTION BY TENANT

        Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

35.     WAIVER OF LANDLORD - TENANT'S PROPERTY

        Landlord shall, within thirty (30) days after written request from Tenant, execute and deliver to Tenant any statement in form acceptable to Landlord as may be required by any supplier, lessor, installment seller or chattel mortgagee in connection with the installation in the Premises of any personal property or trade fixtures of Tenant, pursuant to which Landlord shall agree to waive any rights it may have or may acquire with respect to any such property, provided in all cases that such supplier, lessor, installment seller or chattel mortgagee expressly agrees in writing that: (i) It will remove at its sole cost and expense all such property from the Premises before the expiration or termination of the Lease and if it fails to do so within ten (10) days after written request from Landlord it shall be deemed to have waived any and all rights it may have had to such property; (ii) Prior to making any such removal it will advise Landlord in writing of the date and time of such removal and will, at the time of such removal, allow a representative of Landlord to be present; (iii) It will promptly and diligently and at its sole cost and expense repair any and all damage to the Premises attributable to such removal and shall restore the Premises to substantially the same condition it was in prior to such removal; (iv) It will allow Landlord to select the person or persons who will effect such removal, repair and restoration, and will bear the costs and expenses thereof; (v) It will, if Landlord chooses not to exercise its rights under (iv) above, cause a performance and completion bond, satisfactory to Landlord, to be furnished to Landlord with regard to the work of such removal, repair and restoration; (vi) It will promptly pay Landlord any costs and expenses incurred by Landlord in connection with the enforcement of Landlord's rights hereunder, including attorneys' fees, and will indemnify and hold Landlord harmless against any and all claims, loss, cost or expense arising out of or in connection with such removal, repair and restoration;
(vii) It will pay Landlord interest on any outstanding amounts payable by it to Landlord at the "Agreed Rate" (as hereinafter defined); (viii) It will not record such statement without Landlord's prior written consent which Landlord may withhold in its sole discretion; and (ix) It will not assign its rights or delegate its duties under such statement without Landlord's prior written consent.

36.     RULES AND REGULATIONS

        The Rules and Regulations attached hereto as Exhibit F are expressly made a part hereof. Tenant agrees to comply with such Rules and Regulations and any reasonable amendments, modifications or additions thereto as may hereafter be adopted and published by notice to tenants in the Building, and to cause its agents, contractors and employees to comply therewith, and that the violation of any of them shall constitute a default by Tenant under this Lease. Landlord agrees that the Building Rules and Regulations and the Parking Rules and Regulations, attached to and made a part of the Lease, shall not be enforced in any unreasonable way by Landlord nor enforced or changed by Landlord in such a way as to interfere with the purposes permitted under Article 11 of the Lease. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building or of the Project of any of the Rules and Regulations.

37.     NOTICES

        Any notice, demand or communication required or permitted to be given hereunder to Landlord by Tenant shall be personally served by a nationally or locally recognized same-day courier service or deposited in the United States mails, duly registered or certified with postage fully prepaid thereon, addressed to Landlord at Landlord's address as set forth in Article 1 hereof, or to such other address to which Tenant last forwarded Rent, or to such other parties as Landlord may from time to time designate. Any notice, demand or communication required or permitted to be given hereunder to Tenant by Landlord shall be mailed as above stated to Tenant's address as set forth in Article 1 hereof or delivered personally by a nationally or locally recognized same-day courier service to Tenant at the address set forth in Article 1 hereof. Either party may by written notice similarly given designate a different address for notice purposes, except that Landlord may in any event use the Premises as Tenant's address for notice purposes after the Commencement Date. Notice shall be effective three (3) days after the date when mailed or delivered as above specified.

38.     WAIVER

        No delay or omission in the exercise of any right or remedy of either party for any default by the other party shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent payments shall not constitute a waiver of any other default, and shall not constitute a waiver of timely payment of the particular payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only an express notice to such effect from Landlord to Tenant shall constitute acceptance of the surrender of the Premises sufficient to terminate this Lease. Either party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not constitute a consent or approval of any subsequent act by the other party. Any waiver by either party of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

39.     MISCELLANEOUS

        (a) EXECUTION BY LANDLORD. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or an option for, the Premises. This document becomes effective and binding only upon execution and delivery hereof by Tenant and by Landlord. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

        (b) LANDLORD AND TENANT. As used in this Lease, the words "Landlord" and "Tenant" include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one person or entity constituting Landlord or Tenant, the obligations imposed hereunder upon Landlord or Tenant are joint and several. If Tenant consists of a husband and wife, the obligations of Tenant hereunder extend individually to the sole and separate property of each of them as well as to their community property. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership of the Premises.

                (c) BROKERS. Either party shall hold the other party harmless from all damages (including attorneys' fees and costs) resulting from any claims that may be asserted against the other party by any broker, finder, or other person claiming to have acted on behalf of such party, except the leasing agent for the Building duly appointed by Landlord.

                (d) SIGNS. Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises, or outside the Premises on any part of the Building or Project, any signs, notices, drapes, shutters, blinds, or displays of any type, without the prior written consent of Landlord. Landlord reserves the right in its sole discretion to place and locate on the roof or exterior of the Building, and in any area of the Project not leased to Tenant, any signs, notices, displays and similar items as Landlord deems appropriate. Notwithstanding the preceding, Landlord hereby agrees that tenant may, subject to obtaining all requisite approvals from the City of Irvine and subject also to compliance with the sign criteria for the Project implemented by Landlord, install two (2) top building signs on the Building identifying Tenant's name. Tenant shall bear all costs associated with such sign, including costs of installation, maintenance and insurance; upon the expiration or earlier termination of this Lease, Tenant shall remove such sign at Tenant's expense, and shall repair any damage caused by such removal. Tenant shall not install such sign unless Landlord's written approval of the location, size, material, design and color thereof, and the means of installation thereof, is first had and obtained. All such signage rights are personal to Tenant and no transferee or subtenant of Tenant shall be entitled to any such signage. The foregoing signage rights shall be exclusive, and Landlord agrees that during the term of the Lease, it will not grant any other tenant of the Building, or any other person, organization or entity the right to install any sign on the top of the Building. Landlord hereby approves the signage described on Exhibit G attached hereto.

                (e) NAME OF BUILDING. Tenant shall not use the name of the Project for any purpose other than the address of the business to be conducted by Tenant in the Premises. Tenant shall not use any picture of the Building or the Project in its advertising, stationery or in any other manner without Landlord's prior written approval. Landlord expressly reserves the right at any time to change the name of the Project without in any manner being liable to Tenant therefor.

                (f) PARKING. Subject to the Parking License Agreement attached hereto and incorporated here during the term of this Lease. Tenant shall only be entitled to such use of parking spaces in the parking areas located in the Project as shall be confirmed in writing by the parties, and absent any written agreement to the contrary, parking for Tenant and its employees, agents, customers, invitees and licensees shall be on a first-come, first-served basis, at rates and upon other terms and conditions as may be established from time to time by Landlord or Landlord's operator of the parking areas. Parking rates shall be hourly, weekly or monthly, or such other rate system as Landlord deems advisable, and Tenant acknowledges that its employees shall not be entitled to park in such parking areas located in and about the Building Area which may from time to time be designated for visitors of the Building. Landlord may also designate areas for assigned, reserved or employee parking either within the parking areas located in and about the Building Area, or in other areas reasonably close thereto. Landlord shall have the right to change any such designated parking areas from time to time. Tenant may purchase parking validations for its visitors and guests at Landlord's current rates for such validations.

     (h) APPROVAL OF LANDLORD'S MORTGAGEE. Tenant acknowledges that this Lease is subject to the approval of Landlord's Mortgagee, and Tenant agrees to make such reasonable modifications to this Lease as may be ordinarily and customarily requested by Landlord's Mortgagee, so long as such modifications shall not affect the Rent payable hereunder, increase Tenant's obligations hereunder, reduce Tenant's rights hereunder or otherwise adversely affect Tenant in any material way.


     (i) LANDLORD'S FINANCING. In connection with Landlord's financing of the Premises or any other part of the Project, if Landlord's Mortgagee requires Tenant to execute, acknowledge and deliver to Landlord or Landlord's Mortgagee certain documents as may be ordinarily and customarily required by such lender in connection with financing, including without limitation those documents as may be required under Articles 30 and 31 of this Lease, Tenant shall be responsible for any and all liability, loss, cost, damage, and expense (including without limitation the differential cost of interest charged between Landlord's interim lender and such Mortgagee, and attorneys' fees) which Landlord may sustain or incur as a result of or in connection with Tenant's failure or delay in executing, acknowledging and delivering such documents, or Tenant's breach of any other covenant or agreement embodied in this Lease that results in the delay, impairment or cancellation of Landlord's financing.

     (j) NONRECORDABILITY OF LEASE. Tenant agrees that in no event shall this Lease or a memorandum hereof be recorded without Landlord's express prior written consent. Landlord agrees that in no event shall this Lease or a memorandum thereof be recorded without Tenant's express prior written consent.

     (k) MATTERS OF RECORD. This Lease and Tenant's rights hereunder are subject and subordinate in all respects to matters affecting Landlord's title recorded in the official records of the county recorder's office for the county in which the Project is located prior or subsequent to the date of execution of this Lease, and is expressly subject and subordinate to the following:
Declaration of Restrictions Irvine Industrial Complex dated May 20, 1965 and recorded May 21, 1965 as Document No. 16662 in the Official Records of Orange County, State of California and a Declaration Establishing Reciprocal Parking Easements dated December 31, 1985 and recorded on September 5, 1986 as Document No. 86-405189 in the Official Records of Orange County, State of California. Tenant agrees that as to its leasehold estate it, and all persons in possession or holding under it, will conform with and will not violate any such covenants, conditions and restrictions, or other matters, of record.

     (l) SEVERABILITY. If any provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and every other term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     (m) CONSTRUCTION. All provisions hereof, whether covenants or conditions, shall be deemed to be both covenants and conditions. The definitions contained in this Lease shall be used to interpret this Lease.

     (n) INTEREST. Except as expressly provided otherwise in this Lease, any amount due to Landlord which is not paid when due and any amount due to Tenant which is not paid when due shall bear interest from the date due at the prime commercial rate of interest charged from time to time by Citibank N.A. plus two percent (2%) per annum, but not to exceed the maximum rate of interest allowable under the law (the "Agreed Rate"). Payment of such interest shall not excuse or cure any default by Tenant or Landlord under this Lease.

     (o) BINDING EFFECT; CHOICE OF LAW. Except as expressly provided otherwise in this Lease, all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

     (p) TIME; RIGHTS CUMULATIVE. Time is of the essence of this Lease and each and every provision hereof, except as to the provisions relating to delivery of possession of the Premises to Tenant. All rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

        (q) INABILITY TO PERFORM. This Lease and the obligations of Tenant and Landlord hereunder shall not be affected or impaired because Landlord or Tenant is unable to fulfill any of its obligations except monetary obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of force majeure, strike, labor troubles, acts of God, acts of government, unavailability of materials or labor, or any other cause beyond the control of Landlord or Tenant.

        (r) CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant, and that Tenant is qualified to do business in the State of California, and shall deliver appropriate certification to that effect if requested.

        (s) PARTNERSHIP AUTHORITY. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant represents that this Lease is binding on Tenant. Furthermore, Tenant agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by any general partner of Tenant or any other authorized agent of Tenant, shall be binding on Tenant. If Landlord is a partnership, joint venture or other unincorporated association, each individual executing this Lease on behalf of Landlord represents that this Lease is binding on Landlord. Furthermore, Landlord agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by any general partner of Landlord or any authorized agent of Landlord, shall be binding on Landlord.

        (t) SUBMITTAL OF FINANCIAL STATEMENT. At any time and from time to time during the term of this Lease, within fifteen (15) days after request therefor by Landlord but no more often than once per year, Tenant shall supply to Landlord and/or any Mortgagee a current certified financial statement or such other certified financial information as may be required by any such party.

        (u) RIDERS. Clauses, plats, addenda, and riders, if any, that are signed by Landlord and Tenant and affixed to this Lease, are a part hereof.

40.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, negotiations, brochures, arrangements, or understanding pertaining to any such matter shall be effective for any purpose unless expressed herein. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.
41., 42., 43., 44., 45. & 46. (See Addendum)

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the last date indicated below.

LANDLORD:                                       TENANT:

MICHELSON CO., a general partnership            CITICORP NORTH AMERICA, INC.,
                                                a Delaware corporation

By: SC ENTERPRISES, a limited                   By: [sig illegible]
    partnership, partner                            ---------------------------
                                                Title:  [ILLEGIBLE]
    By: /s/ Shurl Curci                               -------------------------
        ----------------------------            By: [sig illegible]
        Shurl Curci, general partner                ---------------------------
                                                Title: Vice President Citicorp
    By: [sig illegible]                                North America, Inc.
        ----------------------------            DATED this 21 day of March, 1988
        Attorney in fact


DATED this 22 day of March, 1988

ADDENDUM TO LEASE BY AND BETWEEN MICHELSON CO., A GENERAL PARTNERSHIP, AS LANDLORD, AND CITICORP NORTH AMERICA, INC., A DELAWARE CORPORATION, AS TENANT, IN 2600 MICHELSON

ARTICLE 41 -- RIGHT OF FIRST OFFER

        So long as Tenant is not in default under this Lease, Tenant shall have a Right of First Offer to lease any contiguous space becoming available on the eleventh (11th) floor of the Building (the "First Offer Space") in accordance with the following:

        (a) Upon notice of the future termination of any lease of contiguous space on the eleventh (11th) floor, and prior to Landlord entering into a lease for all or any portion thereof to any third party, Landlord shall offer such First Offer Space to Tenant at the then prevailing fair market rental rate per square foot for comparable space in the competitive market area, and upon all the other terms and conditions of this Lease, other than the provisions of this paragraph and any provisions providing for a tenant improvement allowance to be paid by Landlord and provided further than any provisions for free rent or free parking or fixed parking rates or any parking spaces in excess of the Building Standard parking ratio provided in this Lease or in the License attached hereto shall not be applicable to a lease by Tenant of such First Offer Space. As used herein, the term "prevailing fair market rental rate" for the First Offer Space shall mean the effective rental and all other monetary payments and escalations, including without limitation, consumer price indexing, that Landlord could obtain from a third party desiring to lease the First Offer Space for the remaining terms of this Lease taking into account the age of the Building, the size, location and floor level of the First Offer Space, the quality of construction of the Building and the First Offer Space, the services provided in the Building, the effective net rental then being obtained for new leases of space comparable to the First Offer Space in the locality of the Building (taking into account the free rent or other concessions being granted to new tenants in such locality) and all other factors that would be relevant to a third party desiring to lease the First Offer Space for the remaining term of this Lease in determining the rental such party would be willing to pay therefor ("Landlord's Offer"). If, for example, comparable leases give a new non-equity tenant comparable space at $40.00 per rentable square foot, with a $10.00 tax and expense base amount (stop), five
(5) months at no rent to construct improvements, four (4) months' free rent, $50.00 per usable square foot tenant improvement allowance, a lease takeover worth $100,000, and certain other generally applicable economic terms, the prevailing fair market rental rate shall not be $40.00 per rentable square foot only, but shall be $40.00 per rentable square foot, five (5) months at no rent to construct improvements, or five months' additional free rent in lieu of such construction, four (4) months' free rent, a $10.00 tax and expense base amount (stop), $50.00 per usable square foot tenant improvement allowance or $50.00 per usable square foot in lieu of such allowance, $100,000 in lieu of a lease takeover, and the other generally applicable economic terms.

        (b) If Tenant elects to lease the First Offer Space, Tenant shall, within ten (10) days after its receipt of Landlord's Offer, give Landlord written notice of its election to lease the First Offer Space so offered by Landlord. In its election notice, Tenant shall advise Landlord whether or not Tenant agrees with Landlord's opinion of the prevailing fair market rental rate for the First Offer Space. Failure of Tenant to deliver to Landlord a written notice thereof within such time period shall be deemed a rejection by Tenant of such First Offer Space. If Tenant accepts such First Offer Space but does not accept Landlord's determination of the prevailing fair market rental rate, then Landlord and Tenant shall thereupon execute an Amendment to Lease



                                     -33a-
adding such First Offer Space to this Lease and Tenant shall pay Rent for such First Offer Space at the rate proposed in Landlord's Offer until such time as the prevailing fair market rental rate is determined pursuant to the appraisal procedure set forth in Article 46 of this Lease. In the event it is determined that less Rent is due, Landlord shall refund to Tenant the excess due, if any, within ten (10) days after notice to Landlord of the decision of such appraisers.

                (c) If Tenant rejects or is deemed to have rejected Landlord's Offer, Tenant's rights hereunder shall be deemed to have terminated as to the space being offered and Landlord shall be free for a period of six (6) months to lease all or any portion of said space to any party Landlord chooses upon the same terms and conditions offered to Tenant but not on terms any more favorable to such party than were offered to Tenant under subparagraph (a) above. If Landlord offers such space to any third party on terms more favorable than those which were offered to Tenant under subparagraph (a) above, then Landlord shall be required to first offer such space on the same terms to Tenant pursuant to the procedure set forth herein.

                (d) If Tenant accepts Landlord's Offer in accordance with the provisions hereof, Landlord and Tenant shall thereupon execute an Amendment of this Lease adding such First Offer Space to this Lease in accordance with the provisions of subparagraph (a) above. If Tenant fails to execute said Amendment within thirty (30) days after Landlord furnishes same to Tenant, the acceptance of Landlord's Offer shall be deemed to have been rejected by Tenant and thereupon the provisions of subparagraph (c) above shall apply.

ARTICLE 42 - OPTION TO EXPAND

        So long as this Lease is in full force and effect and Tenant is not in default of this Lease, Tenant shall have the option, to lease 2,000-4,000 square feet of rentable area on the eleventh (11th) floor contiguous to the Premises (the "Expansion Space") at the expiration of each of the thirty-sixth
(36th), sixtieth (60th) and eighty-fourth (84th) months of the Lease term. Tenant shall give one hundred eighty (180) days prior written notice to Landlord of its election to lease the Expansion Space (the "Expansion Notice") and Landlord shall deliver such space to Tenant at anytime within six (6) months BEFORE OR AFTER the above-referenced dates of the Lease term and in such increments as Landlord shall determine in its reasonable discretion.

        Said option is subject to the following terms, conditions and exceptions:

                A. Within twenty (20) days of Landlord's receipt of Tenant's Expansion Notice, Landlord shall offer such Expansion Space to Tenant at the then prevailing fair market rental rate per square foot for comparable space in the competitive market area, and upon all the other terms and conditions of this Lease, other than the provisions of this paragraph and any provisions providing for a tenant improvement allowance to be paid by Landlord and provided further that any provisions for free rent or free parking or fixed parking rates or any parking spaces in excess of the Building Standard parking ratio provided in this Lease or in the License attached hereto shall not be applicable to a lease by Tenant of such Expansion Space. As used herein, the term "prevailing fair market rental rate" for the Expansion Space shall mean the effective rental and all other monetary payments and escalations, including without limitation, consumer price indexing, that Landlord could obtain from a third party desiring to lease the Expansion Space for the remaining term of this Lease taking into account the age of the Building, the size, location and floor level of the Expansion Space, the quality of

                                     -33b-
construction of the Building and the Expansion Space, the services provided in the Building, the effective net rental then being obtained for new leases of space comparable to the Expansion Space in the locality of the Building (taking into account the free rent or other concessions being granted to new tenants in such locality) and all other factors that would be relevant to a third party desiring to lease the Expansion Space for the remaining term of this Lease in determining the rental such party would be willing to pay therefor ("Landlord's Offer"). If, for example, comparable leases give a new non-equity tenant comparable space at $40.00 per rentable square foot, with a $10.00 tax and expense base amount (stop), five (5) months at no rent to construct improvements, four (4) months' free rent, $50.00 per usable square foot tenant improvement allowance, a lease takeover worth $100,000, and certain other generally applicable economic terms, the prevailing fair market rental rate shall not be $40.00 per rentable square foot only, but shall be $40.00 per rentable square foot, five (5) months at no rent to construct improvements, or five months' additional free rent in lieu of such construction, four (4) months' free rent, a $10.00 tax and expense base amount (stop), $50.00 per usable square foot tenant improvement allowance or $50.00 per usable square foot in lieu of such allowance, $100,000 in lieu of a lease takeover, and the other generally applicable economic terms.

     (b) If Tenant elects to lease the Expansion Space, Tenant shall, within ten (10) days after its receipt of Landlord's Offer, give Landlord written notice of its election to lease the Expansion Space so offered by Landlord. In its election notice, Tenant shall advise Landlord whether or not Tenant agrees with Landlord's opinion of the prevailing fair market rental rate for the Expansion Space. Failure of Tenant to deliver to Landlord a written notice thereof within such time period shall be deemed a rejection by Tenant of such Expansion Space. If Tenant accepts such Expansion Space but does not accept Landlord's determination of the prevailing fair market rental rate, then Landlord and Tenant shall thereupon execute an Amendment to Lease adding such Expansion Space to this Lease and Tenant shall pay Rent for such Expansion Space at the rate proposed in Landlord's Offer until such time as the prevailing fair market rental rate is determined pursuant to the appraisal procedure set forth in Article 46 of this Lease. In the event it is determined that less Rent is due, Landlord shall refund to Tenant the excess due, if any, within ten (10) days after notice to Landlord of the decision of such appraisers.

          C. If for any reason Tenant fails to properly give the Expansion Notice, or if Tenant properly gives the Expansion Notice but thereafter for any reason (except for Landlord's fault) does not timely enter into the Expansion Amendment, Landlord will be free to rent the Expansion Space to another tenant but Tenant's right to Lease the Expansion Space as of the expiration of the sixtieth (60th) and eighty-fourth (84th) months of the Lease term shall not be affected by its failure to timely give the Expansion Notice prior to the expiration of the thirty-sixth (36th) month, or prior to the expiration of the thirty-sixth (36th) and sixtieth (60th) months, respectively.

ARTICLE 43 -- CONSENTS/DUTY TO ACT REASONABLY

     Regardless of any reference to the words "sole" or "absolute", except for matters which could have an adverse effect on the Building's HVAC system, plumbing system electrical system or life safety systems, or which could affect the exterior appearance of the Building, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations, or make an allocation or other determination,


                                     -33c-

Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the other party's reasonable expectations concerning the benefits to be enjoyed under the Lease. If either Landlord or Tenant withholds consent or approval, such party shall, upon request, deliver to the other party a written statement specifying in detail the reason or reasons why such consent or approval was refused.

ARTICLE 44 -- QUALITY OF CONSTRUCTION/STANDARDS FOR MAINTENANCE AND REPAIR

        Landlord hereby warrants to Tenant that the Building and that portion of the Premises already constructed and to be constructed by Landlord or Landlord's contractor have been and will be constructed in a first-class manner and in full compliance with all governmental regulations, ordinances, and laws existing at the time of construction in order to make the Building and the Premises suitable for occupancy by Tenant utilizing the space for business offices. Landlord will be fully responsible for making all alterations and repairs to the Building and the Premises resulting from or necessitated by the failure of Landlord and or Landlord's contractor to comply with governmental regulations, ordinances and laws in effect at the time the Building and Premises were constructed, or the utilization by Landlord and/or Landlord's contractor of asbestos or hazardous wastes, at its cost, which cost shall not be included as Direct Costs or Indirect Costs.

ARTICLE 45 -- ARBITRATION

Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this Lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of Los Angeles for the appointment of a single arbitrator.

The arbitration shall be conducted in accordance with the then prevailing rules of the American Arbitration Association (or any organization successor thereto) in the City and County of Los
Angeles. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this Lease.

If for any reason whatsoever a written decision and award of the arbitrator shall not be rendered within sixty (60) days after the appointment of such arbitrator, then at any time thereafter before such decision and award shall have been rendered either party may apply to the Supreme Court of the State of California or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this Lease.

In any such proceeding the prevailing party (as determined by the arbitrator(s) therein) shall be entitled to recover its costs and expenses (including attorney's fees) from the other party.

ARTICLE 46 -- APPRAISAL

In each case under this Lease in which this Lease provides that a particular prevailing fair market rent shall be determined by appraisal, said appraisal shall be conducted in accordance with the following procedures:

                                -33d-

        (a) Within ten (10) days after receipt of a notice to appraise given by either party, Landlord and Tenant shall each select a real estate appraiser, who shall be a member of the American Institute of Appraisers, and who shall have at least five (5) years appraisal experience with respect to commercial and office rental properties in the Cities of Costa Mesa or Irvine, California. If one of the parties hereto fails to appoint an appraiser within the time period prescribed, then the single appraiser appointed shall be the sole appraiser and shall determine the prevailing fair market rent at issue. If two appraisers are appointed, they shall have twenty (20) days from the date the second appraiser is appointed (the "20-day Appraisal Period") within which to agree upon the prevailing fair market rental at issue. The appraiser(s) shall be advised that the determination of the prevailing fair market rent at issue shall be governed by the definition of same set forth in this Lease. The determination of the prevailing fair market rent at issue by the two appraisers shall be binding on Landlord and Tenant.

        (b) If the two appraisers appointed by the parties hereto are unable to agree upon the prevailing fair market rent at issue within the 20-day Appraisal period, then said appraisers shall attempt, within the 20-day Appraisal Period, then said appraisers shall attempt, within ten (10) days after the expiration of the 20-day Appraisal Period, to select a third appraiser (the "Third Appraiser"). If the first two appraisers are unable to agree on the Third Appraiser within the ten (10) day period prescribed in the immediately preceding sentence, either Landlord or Tenant, by giving ten (10) days notice to the other party hereto, shall request that the presiding judge of the court of general jurisdiction for the county in which the Building is located select the Third Appraiser. The Third Appraiser, however selected, shall meet the qualifications set forth in subparagraph (a) above, and shall be a person who has not previously acted in any capacity for either Landlord or Tenant.

        (c) On the tenth day after the Third Appraiser is appointed or selected, the first two appraisers shall each simultaneously submit in a sealed envelope his/her opinion of the prevailing fair market rent at issue together with any written arguments or data in support of said opinion(s), to the Third Appraiser. Within thirty (30) days after he/she is appointed or selected, the Third Appraiser shall determine the prevailing fair market rent at issue which shall be equal to one of the opinions submitted by the first two appraisers. The determination of the Third Appraiser shall be binding on Landlord and Tenant.

        (d) Each party hereto shall pay the fees and expenses of the appraiser selected by such party, and the fees and expenses of the Third Appraiser shall be borne equal by Landlord and Tenant.

/s/  Signature illegible                    /s/  Signature illegible
------------------------------------        ------------------------------------
LANDLORD'S INITIALS                         TENANT'S INITIALS

                                                  /s/ Mohamed A. Hamir
                                                      MOHAMED A. HAMIR
                                                      Vice President
                                                 Citicorp North America, Inc.

                                     -33e-

                                 2600 MICHELSON

                             [ELEVENTH FLOOR PLAN]


                                  EXHIBIT A(1)

                                 2600 MICHELSON

                              [TWELTH FLOOR PLAN]


                                  EXHIBIT A(2)

                                 2600 MICHELSON

                                  [SITE PLAN]


                                  EXHIBIT A-1

                                   EXHIBIT B

                     VERIFICATION OF TERM AND INITIAL RENT


RE:  Lease dated _______________ between _______________________________
___________________________________________________________ ("Landlord") and
_________________________________________________ ("Tenant") for premises in
_________________________________________________________.  Tenant hereby verifies that the dates and amounts stated below are correct and further acknowledges and accepts possession of the Premises.


                        Area: _______________________   (rentable/usable/gross)
sq. ft.
           Commencement Date: _______________________
            Termination Date: _______________________
                     Options: _______________________
                Initial Rent: _______________________
         Address for Notices: _______________________
                              _______________________
                              _______________________
                              _______________________
             Billing Address: _______________________
                              _______________________
                              _______________________
                              _______________________
                        ATTN: _______________________
            Telephone Number:     (   )

                                        By:     __________________________
                                        Title:  __________________________
                                        Date:   __________________________

                                   EXHIBIT C

                            CONSTRUCTION PROVISIONS

         These provisions define the scope of work to be provided by Landlord in the Premises under the terms of the Lease. Words and phrases used herein which are defined in the Lease have the meanings set forth therein unless provided otherwise.

         It is the intent of these provisions that Tenant shall be permitted freedom in the interior design and layout of its space so long as same is consistent with Landlord's policies and structural requirements, applicable building codes, and with sound architectural and construction practices, and provided further that no interference is caused to the operation of the Building's mechanical heating, cooling or electrical systems or structure, or other Building operations or functions, and that no increase in maintenance, insurance, taxes, fees or utility charges will be incurred by Landlord or the other tenants in the Building as a result thereof. Any additional cost of design, construction, operation, insurance, maintenance, taxes, fees or utilities which results from Over Standard Work (as hereinafter defined) shall be charged to Tenant and paid for by Tenant in accordance with the provisions hereof and of the Lease.

         1. ALLOWANCE FOR BUILDING STANDARD WORK. Landlord hereby grants Tenant a construction allowance not to exceed $30.00 per usable sq. ft. of Premises which allowance shall be used only as a credit towards the cost of the following services and materials (hereinafter referred to as "Building Standard Work"):

                 (a)      The services of Tenant's space planner to prepare one
(1) approved space layout and one (1) set of approved working drawings (with five (5) prints and the services of Landlord's space planner to review Tenant's plans.

                 (b) The construction of the improvements and the installation of the items shown in Schedule A attached hereto, which shall be installed in the Premises substantially in accordance with the Plans hereinafter defined (as used in the Lease and this Exhibit C, the term "Building Standard" refers to the level of improvement to the Premises that is shown in Schedule A).

                 (c) Engineering fees and Permits and license fees relating to construction of Tenant's improvements. Notwithstanding anything to the contrary contained herein, any unused construction allowance will be applied towards the Rent due hereunder.

         2. OVER STANDARD WORK. All costs incurred in excess of the foregoing allowance for other improvements, services or materials required by Tenant in or for the Premises (hereinafter referred to as "Over Standard Work") shall be for the account of Tenant and at Tenant's sole cost and expense. Tenant shall pay building lifting charges (if any) for Over Standard Work to the extent the same are not otherwise included in the cost of Building Standard Work.

         3. SPACE PLANNER. Tenant shall use the services of the space planner retained by Tenant to prepare a space layout and working drawings and specifications for all construction work on the Premises. Interior design, and details and specifications for improvements other than Building Standard, shall be for the account of Tenant and shall be paid by Tenant upon invoice therefor. Tenant shall devote such time in consultation with Tenant's space planner as shall be necessary to enable the planner to develop complete working drawings and specifications (hereinafter referred to as the "Plans") for construction of improvements in the Premises, showing thereon partitions, doors, electrical and telephone outlets, light fixture locations, wall finishes, floor coverings and special requirements (if any) for Landlord's review and approval. Failure of Tenant to provide the Plans to Landlord within the time limit specified in paragraph 5 hereof shall be deemed a Tenant-caused delay and shall be subject to the provisions of Section 10 of this Exhibit C. If Tenant requests or necessitates any changes or revisions in the Plans prepared by the space planner, Tenant shall bear all costs associated therewith.


                                      C(1)

         4. COST ESTIMATES. As soon as practicable after Tenant's approval of the Plans, and submission thereof to Landlord, Landlord will advise Tenant of the estimated cost payable by Tenant due to improvements, services or materials in excess of the construction allowance for Building Standard Work (i.e. the estimated cost for Over Standard Work), which cost shall include architectural and engineering expenses, contractors' fees, and a fee payable to Landlord's Tenant Coordinator equal to five percent (5%) of the cost of the Over Standard Work as reimbursement for the expense of administration and coordination of such work by Landlord's Tenant Coordinator. Landlord will have no obligation whatsoever to commence construction of any improvements in the Premises unless Tenant pays such estimated costs in advance, and Landlord's refusal to proceed under such circumstances shall not defer the Commencement Date. Upon Tenant's authorization to proceed and payment of such estimated costs, Landlord shall commence the construction of improvements in the Premises. Upon substantial completion of the Premises (which in the event of dispute shall be determined by Landlord's project architect pursuant to AIA standards), Tenant shall pay the amount of actual costs in excess of such estimated costs previously paid by Tenant or, if the actual costs are less than such estimated costs previously paid by Tenant, Landlord shall reimburse the difference to Tenant. If Tenant fails to make such payment within thirty (30) days after receipt of a demand therefor, Landlord shall have the same rights and remedies as in the case of a default by Tenant in the payment of Rent under the Lease, and interest will accrue thereon at the Agreed Rate.

         5. TIME LIMITS. The following maximum time periods shall be allowed for the indicated matters:

                                                  Time Limit After Completion of
            Action                            Preceding Item

(a) Tenant meets with Tenant's space       February 2, 1988
planner and submits approved
space layout.
(b) Tenant furnishes completed             February 19, 1988
architectural drawings and stairwell
details to Landlord.
(c) Landlord submits engineered            March 11, 1988
drawings to Tenant for review and
approval.
(d) Tenant gives Landlord its              March 18, 1988
approval of working drawings, with
any required changes in detail and
authorizes Landlord to proceed.
(e) Landlord quotes estimated costs        10 business days
to Tenant for Over Standard Work.
(f) Tenant approves such estimated          5 business days
costs and pays the amount thereof to
Landlord, and authorizes Landlord to
proceed.
(g) Upon substantial completion of the
improvements in the Premises (i.e.,
exclusive of punchlist items) Tenant
shall pay the entire then remaining
balance of actual costs in excess of
the construction allowance within
thirty (30) days after its receipt of
a billing statement from Landlord.

It is expressly acknowledged by Tenant that inaccurate or incomplete information furnished by Tenant may cause delays and that delays in the time schedule set forth in this paragraph 5 attributable to Tenant, its agents or contractors will result acceleration of the Commencement Date as set forth in paragraph 10 hereof.

                                      C(2)

         6. CONSTRUCTION BY LANDLORD'S CONTRACTOR. Unless otherwise agreed in writing in this Exhibit C, all construction work in the Premises including Over Standard Work shall be performed by the Tenant Improvement Contractor ("TI Contractor") retained by Landlord. The TI Contractor shall perform such work in a good and workmanlike manner and shall construct the improvements in the Premises substantially in accordance with the Plans. All such construction work shall be performed in accordance with all laws, ordinances and requirements of government agencies having jurisdiction. If Landlord shall, pursuant to this Exhibit C, permit Tenant to have any work performed by a contractor retained by Tenant rather than by the TI Contractor, then (i) Tenant shall use only such contractor as shall have first been approved by Landlord; (ii) such contractor shall be bondable and shall use union employees only, except that such contractor may use non-union employees only if prior to the commencement of any work Tenant shall purchase and deliver to Landlord and indemnity bond fully protecting Landlord against any and all loss or damage that may result from any work stoppage or interruption arising from the use of such non-union employees;
(iii) Landlord will permit entry of such contractor into the Premises for the purpose of performing such work, prior to commencement of the term of the Lease, and while the TI Contractor is working at the Premises, but only at such time or times as Landlord shall deem feasible in the circumstances: (iv) such license to enter before commencement of the term is expressly conditioned upon the contractor retained by Tenant working in harmony and not interfering with the workmen, mechanics and contractors of Landlord or of any other tenant in the Building or the Project, and if at any time such entry or work by Tenant's contractor shall cause any disharmony or interference, such permission to enter may be withdrawn by Landlord immediately upon written notice to Tenant; (v) worker's compensation, public liability and property damage insurance, all in amounts and with companies and on forms satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractor, and before proceeding with the work, certificates of such insurance shall be furnished to the Landlord; (vi) such entry shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease, except the covenant to pay Rent and Expenses; and (vii) all materials, work, installations and decorations of any nature whatsoever brought on or installed in the Premises before the commencement of the term of the Lease shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof.

         7. TENANT COORDINATOR. Landlord has designated a "Tenant Coordinator" who shall be responsible for the implementation of all work to be performed by Landlord in the Premises. With regard to all matters involving such work, Tenant shall communicate with the Tenant Coordinator rather than the TI contractor. Landlord shall not be responsible for any statement, representation or agreement made between Tenant and TI Contractor. It is hereby expressly acknowledged by Tenant that such TI Contractor is not Landlord's agent and has no authority whatsoever to enter into agreements on Landlord's behalf or otherwise bind Landlord. The Tenant Coordinator will furnish Tenant with notices of substantial completion, cost estimates for Over Standard Work, Landlord's approvals or disapprovals of Plans and changes thereto, billings for actual costs of Over Standard Work and other similar notices. Tenant shall deliver all payments required hereunder to the Tenant Coordinator unless written notice is given to the contrary. The Tenant Coordinator shall be Keith Holmes.

         8. CHANGES. If Tenant requests or necessitates any change, addition or deletion to Premises after approval of the Plans, as described in paragraph 5(d) above, a request for the change shall be submitted to the Tenant Coordinator accompanied by revised plans prepared by Tenant's space planner at Tenant's sole expense. The Tenant Coordinator shall thereafter notify Tenant in writing of the estimated cost which will be chargeable to Tenant by reason of such change addition or deletion. Such estimated cost shall include Landlord's cost of any delay in completion of the premises resulting from such change (including, but not limited to, loss of income, additional interest, penalties, and extra labor costs incurred in order to minimize further delay). Tenant shall within five (5) business days thereafter notify the Tenant Coordinator in writing whether it desires to proceed with such change. In the absence of such written authorization and payment in full of the total estimated cost within that five (5) day period, Landlord shall not be obligated to perform such change and shall be deemed to have been authorized by Tenant to proceed without making such change.

                                      C(3)

         9. SUBSTITUTIONS. Tenant may select different new materials (except exterior window draperies or levelors which will be installed by Landlord for all exterior windows) in substitution for the materials specified as the Building Standard, provided the selection is indicated on the approved Plans.

         10. RESPONSIBILITY FOR DELAYS. Tenant hereby expressly agrees that if Tenant is responsible for any delay in substantial completion of the Premises, whether by reason of (i) failure to meet the time schedule set forth in paragraph 5 above, (ii) delays in performance or completion by a party employed by Tenant, (iii) building code problems arising from Tenant's design, or (iv) an unapproved change in the work necessitated by Tenant, Landlord will suffer loss or damage (which loss or damage may include administrative costs, attorney's fees, excess interest penalties and loss of income), the amount of which would be extremely difficult to ascertain. Therefore, it is expressly agreed that for each day of such delay attributable to Tenant the Commencement Date shall be accelerated as set forth in Article 10 of the Lease. Furthermore, if Tenant unreasonably fails to approve the Plans within ninety (90) days after execution of the Lease or fails to pay the estimated costs of Over Standard Work within thirty (30) days after the same become due and payable. Landlord may cancel the Lease upon written notice to Tenant and in such event Landlord shall not be precluded by reason of the foregoing from recovering any additional damages it may suffer as a result of such cancellation. It is acknowledge and agreed by Tenant that notwithstanding the provisions for accelerated Commencement Date provisions, from pursuing any rights or remedies available under the law for losses incurred as a result thereof.

         11. INCORPORATION BY REFERENCE. This Exhibit is and shall be incorporated by reference in the Lease, and all of the terms and provisions of the Lease are incorporated herein by this reference. Schedule A to this Exhibit, setting forth the Building Standard to be furnished by Landlord, is hereby incorporated by this reference in the Lease and in this Exhibit.

         12. ATTORNEYS' FEES. In the event of any action or proceeding initiated by a party hereto for the enforcement or interpretation of the provisions contained herein, the prevailing party shall be entitled to recover its costs incurred in connection therewith, including its attorneys' fees.

         13. CLEANING. Landlord shall thoroughly clean the Premises immediately before and after Tenant's move into the Premises.

                                      C(4)

                         BUILDING STANDARD IMPROVMENTS

                             2600 MICHELSON/IRVINE


BUILDING STANDARD/ TENANT IMPROVMENTS
SPECIFICATION

Demising Partition:

a.       2-1/2" - 25 gauge metal studs - 24% on center
b. 5/8" drywall - one layer each side of studs. Height from floor slab to ceiling grid + 8'5". Partition taped smooth to receive paint or wall covering. Seismic bracing per code.
c.       Batt insulation in cavity (R-11)
d.       Western Integrated extended aluminum top track, bronze finish.
e.       Sound insulation over top of wall.

Interior Partition

a.       2-1/2" - 25 gauge metal studs - 24" on center
b. 5/8" drywall - one layer each side of studs. Height from floor slab to ceiling grid + 8'-5". Partition taped smooth to receive paint or wall covering. Seismic bracing per code. Attach to ceiling with 1/4" tee bolt as required.
c.       Western Integrated extended aluminum top track, bronze finish.

Corridor Door Assembly - Tenant

a.       Door - 3'0" x 8'3", 20 minute label, stain grade cherry veneer.
b. Frame - 3'0" x 8'5" Western Integrated extruded aluminum, 20 min. rated bronze anodized with snap-in section @ head - 1 each.
c. Hardware - Sargent 12-15-8143 INL "Mortise Lever" with 2 pair ball bearing hinges, latch, strike, floor stop and closer, oil rubbed, brushed bronze finish.
d.       Finish -Stain and lacquer.

Interior Door Assembly:

a.       Door - 3'0" x 8'3" solid core stain grade cherry doors.
b. Frame - 3'0" x 8'5" Western Integrated extruded aluminum with snap-in section at head - 1 each.
c. Hardware - Sargent - 24-6015 OSL with 2 pair ball bearing hinges, strike, latch and floor stop, oil rubbed, brushed bronze finish.
d.       Finish - Stain and lacquer.

Acoustical Ceiling:

a. 2'x2' "Donn Fine Line", ceiling grid 8'6" A.F.F. wire suspension per code
b. 2'x2' Armstrong "Cirrus", with factory Tegular edge with 5/16" shoulder flush with face of grid.
c.       Hanger rods.

2' x4' Flourescent Light Fixture:

a. 2'x4', lay-in type - 3 - 32 watt lamp 18 cell parabolic fixture, attached to grid with Luminaire clips. Wire suspension per code and wires

                                        Schedule A
                                            To
                                        Exhibit C

5/15/96

Building Standard Improvements
Page Two

Light Switch Assembly:

a. Leviton, Decora #5600 series, or equal, switch 2 each. Switches paired in double gang box to meet Title XXIV requirements.

Electrical Wall Outlet:

a. Leviton, Decora #5600 series, or equal, duplex receptacle - 1 each. Ivory color. # of outlets per circuit at 120 volts per code. Mounted vertically. Outlet height at 12" AFF-to center line of outlet.

Telephone Wall Outlet:

a. Single gang box in wall - mounted vertically, 3/4" metal conduit up to plerum and stubbed out. Cable and cover plate by phone company.

Data Wall Outlet:

a. Single gang box in wall - mounted vertically, 3/4" metal conduit up to plerum and stubbed out.

Heating & Air Conditioning Distribution:

a.      Furnish and install low pressure distribution duct work.
b.      Furnish and install variable air volume boxes, interior zone
c.      Same as above - exterior zone, with electric reheat coil.
d. Furnish and install air registers and return air grilles, 1 per 200 sq. ft.
e.      Furnish and install thermostats, one per zone.
f.      Main distribution direct from fan room.

Floor Covering:

a. 38 oz. carpet, Bentley "Camden Hill", 1/10 gauge, 11 stitches per inch, .218" pile height.
b.      Carpet pad - 40 oz. jute

Rubber Base:

a.      4" straight or coved rubber by Poppe or equal.

Painting:

a.      Two coats flat interior latex paint.  One accent color, one base color.

Fire Sprinklers:

a.      Fully-recessed head with chrome finish w/ white escutcheon cover plate.

Fire Life Safety:

a.      Ceiling mounted illuminated exit signs
b.      Fire sprinkler main

Signage:

a.      Directory Strip
b.      Anodized aluminum panel per SKA design

Window Coverings:

a.      Horizontal mini blinds, Levelor

                                   Schedule A
                                       To
                                   Exhibit C

5/15/86

                                   EXHIBIT D

                             SUBORDINATION OF LEASE

Recording Requested By And
When Recorded Returned To:



Attention:


NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY DOCUMENT.


                       SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT


        THIS AGREEMENT made as of the ____________ day of ____________________
19____, among ________________________________________________________________
_________________ (hereinafter referred to as "Mortgagee"), __________________
_________________________________________________________________ (hereinafter referred to as "Landlord"), and ______________________________________________
______________________________________________________________________________
(hereinafter referred to as "Tenant").


                              W I T N E S S E T H
                              -------------------

        WHEREAS, Mortgagee has become the owner and holder of a beneficial interest under a deed of trust recorded ____________________, as Instrument
No. ____________________ Official Records, County of ____________________,
California (hereinafter referred to as the "Mortgage") covering certain premises described in Exhibit A attached hereto (hereinafter referred to as the "Mortgaged Premises") and of the note, bond or other obligation secured thereby (hereinafter referred to as the "Note");

        WHEREAS, Tenant is the holder of a leasehold estate in a portion of the Mortgaged Premises (hereinafter referred to as the "Demised Premises") under and pursuant to the provisions of a certain lease dated ______________, 19____ by and between Tenant and Landlord (hereinafter referred to as the "Lease");


                                      D(1)

        WHEREAS, Landlord's interest in the Lease has been assigned to Mortgagee as additional security for the Mortgage; and

        WHEREAS, Tenant has agreed to subordinate the Lease to the Mortgage and to the lien thereof and Mortgagee has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Mortgagee and Tenant hereby covenant and agree as follows:

        1. So long as Tenant is not in default in the payment of rent or additional rent or in the performance of any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed, Tenant's possession of the Demised Premises under the Lease, or any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, shall not be diminished or interfered with by Mortgagee and Mortgagee shall not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

        2. If Mortgagee shall become the owner of the Mortgaged Premises or the Mortgaged Premises shall be sold by reason of foreclosure, trustee's sale or other proceedings brought to enforce the Mortgage, or if the Mortgaged Premises shall be transferred by deed in lieu of the foreclosure, the Lease shall continue in full force and effect as a direct Lease between the then owner of the Mortgaged Premises (including Mortgagee or the grantee under a deed in lieu of foreclosure) and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, and Tenant does hereby attorn to Mortgagee or any other such owner as its Landlord, said attornment to be effective and self-operative without the execution of any further instruments, except that Tenant shall neither make, nor be entitled to make, any claim against Mortgagee or other such owner with respect to any takeover and/or subleased space, and Tenant shall, from and after Mortgagee's or other such owner's succession to the interest of Landlord under the Lease, have the same remedies for the breach of covenant contained in the Lease that Tenant might have had under the Lease against Landlord; provided further, however, that Mortgagee or other such owner shall not be:

                (a) liable for any act or omission of any prior landlord (including Landlord); or

                (b) subject to any offsets or defenses which Tenant might have against any prior landlord; or

                (c) bound by any prepayment of rent or additional rent which Tenant might have paid for more than the current month to any prior landlord; or

                (d) bound by any amendment or modification of the Lease or by any waiver or forebearance on the part of any prior landlord made or given without the written consent of Mortgagee or any subsequent holder of the Mortgage.

        3. The Lease is hereby made, and shall at all times be subject and subordinate in each and every respect, to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, but any and all such renewals, modifications, extensions, substitutions, replacements and/or consolidations, shall nevertheless be subject to and entitled to the benefits of the terms of this Agreement.


                                      D(2)

        4. To the extent that the Lease shall entitle the Tenant to notice of any Mortgage, this Agreement shall constitute such notice to the Tenant with respect to the Mortgage and to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

        5. This Agreement may not be modified orally or in any other manner than by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and acknowledged as of the day and year first above written.



Mortgagee:                                      Tenant:

-------------------------------                 -------------------------------
-------------------------------                 -------------------------------
By: ---------------------------                 By: ---------------------------
Title: ------------------------                 Title -------------------------




Landlord:

-------------------------------
-------------------------------
By: ---------------------------
Title: ------------------------


                                      D(3)

                                  EXHIBIT D-1

                         SUBORDINATION OF DEED OF TRUST

        ___________________________________________________ (hereinafter called
"Lender") as owner and holder of a certain promissory note dated _______________ in the principal sum of _______________________________________________ Dollars
($________________) and a Deed of Trust dated of even date therewith securing said Note, now a first lien upon the premises more particularly demised and described in those certain leases by and between________________________, as Landlord, and the persons named (whose agreement hereto is evidenced by unrecorded agreements in the possession of Landlord and Lender) in Exhibit A attached hereto and made a part hereof, as Tenant, and upon other property, in consideration of such leasing and of the sum of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged.

        DOES hereby covenant and agree that the said Deed of Trust shall be, and the same is hereby made, SUBJECT AND SUBORDINATE to said leases with the same force and effect as if the said leases had been executed, delivered and recorded prior to the execution, delivery and recording of said Deed of Trust, without regard to the date on which said leases had been executed, delivered and recorded in relation to the date on which said Deed of Trust has become an effective lien by the terms therein demised:

        EXCEPT, HOWEVER, that this Subordination shall not affect or be applicable to and does hereby expressly exclude:

           (a) The prior right, claim and lien of the said Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of said premises, and to the right of disposition thereof in accordance with the provisions of said Deed of Trust.

           (b) The prior right, claim and lien of the said Deed of Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of said Deed of Trust, and

           (c) Any lien, right, power or interest, if any which may have arisen or intervened in the period between the recording of the said Deed of Trust and the execution of the said leases, or any lien or judgment which may arise at any time under the terms of such leases.

        The subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

        IN WITNESS WHEREOF, this Subordination has been duly signed and delivered by the undersigned this ______ day of _______ ,19____.


                                                      "Lender"

                                       _______________________________________
                                       _______________________________________
                                       By:____________________________________
                                       By:____________________________________

                               ESTOPPEL STATEMENT


        Re: Lease dated as of ___________________ (hereinafter the "Lease"), between MICHELSON COMPANY, a general partnership, (hereinafter the "Landlord") and _______________________________________________ "Tenant"), (and amended by
______________________________), concerning the premises described in Exhibit A attached hereto (the "Premises").

        As the Tenant under the Lease, the undersigned hereby certifies to Dean Witter Realty Inc. or any affiliate thereof (the "Lender"), which has or is about to make a loan to the Landlord, part of the security for which will be deed of trust covering the Premises leased to the Tenant and an assignment of the Landlord's interest in the Lease, the truth and accuracy of the following statements pertaining to the Lease.

        1. The Tenant named under the Lease is the original Tenant and there has been no sublet or assignment thereof.

        2. The Tenant has accepted, is satisfied with (except for only nonsubstantial defects, notice of which has previously been given to Landlord), and is in full possession of the Premises, including all improvements, additions and alterations thereto required to be made by the Landlord under the Lease, and the Tenant is not aware of any patent or latent defects in construction of the improvements (except for only nonsubstantial defects, notice of which has previously been given to the Landlord) which would constitute a default by the Landlord pursuant to the Lease and except as set forth on Exhibit B all contributions required to be paid by the Landlord to date for improvements to the Premises have been paid in full.

        3. The Tenant is paying the full rent stipulated in the Lease to be paid by the Tenant as of the date hereof with no offsets, defenses or claims.

        4. The Landlord is not presently in default under any of the terms, covenants or provisions of the Lease and to the best knowledge of the Tenant except as set forth in Exhibit B (x) no party to the Lease is in default, and
(y) no event has occurred which with the giving of notice or passage of time, or both, would constitute such a default.

        5. The Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of the Lease as specified in the Lease.

        6. The Basic Rent under the Lease is $__________ per annum which is payable in monthly installments of $________ which has been paid to the Landlord through and including ________ and no moneys have been paid to the Landlord in advance of the due date set forth in the Lease, except as set forth in Exhibit B.

        7. The Tenant's Expense payments payable pursuant to the Lease which include without limitation the cost of Operation, Maintenance, Real Property Taxes, and CAM cost have been paid in accordance with the Landlord's bills rendered through ________. The Tenant's Expenses actually paid by Tenant for 1987 were $ _______(subject to end of year accounting by Landlord which may result in adjustment) and the Tenant's Projected Expenses for 1988 are $ ______.

        8. The Lease is for a term of _______ years and the Tenant has been in occupancy since ________, and paying rent since__________.

         9. The Lease commenced on _________________________ and the Tenant has no options or right to renew or cancel the Lease or to lease additional space in the Premises or to purchase any portion of the same except as set forth in Exhibit B.

        10. There are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of the undersigned's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof, except as may be described in Exhibit B.

        11. The Tenant acknowledges that the Lender assumes no liability for its security deposits, if any, or for sums escrowed with the Landlord for taxes or insurance or other expenses in the event that the Lender acquires the Premises through foreclosure or through a transfer of title in lieu of foreclosure.

        12. The Tenant hereby acknowledges (a) that there have been no modifications or amendments to the Lease other than herein specifically stated,
(b) that it has no notice of a prior assignment, hypothecation or pledge of rents or of the Lease, (c) that the Lease is in full force and effect and the Tenant has no defenses, setoffs or counterclaims against the Landlord arising out of the Lease or in anyway relating thereto, or arising out of any other transaction between the Tenant and the Landlord, (d) that the Lease represents the entire agreement between the parties thereto as to the Premises, (e) that no prepayment or reduction of rent, and no modification, termination or acceptance of surrender of the Lease will be valid as to the Lender without the consent of the Lender, and (f) that notice of the proposed assignment of the Landlord's interest in the Lease may be given the Tenant by Certified or Registered Mail, Return Receipt Requested, at the Premises, or as otherwise directed herein.


                         Dated: ________________, 1988

                             TENANT:

                                        BY: __________________________________

                                            ITS: _____________________________


(Address to which notices are to be
sent if other than Premises):

___________________________________
___________________________________
___________________________________

                                   EXHIBIT F

                         BUILDING RULES AND REGULATIONS


        The following rules and regulations shall be applicable to the Building:

        (1) No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the Building, or of the Premises if visible from outside the Premises, without the prior written consent of Landlord. Tenant's identification signs and lettering shall be in accordance with Landlord's standard requirements for the Building unless otherwise approved in writing by Landlord. All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed at the expense of Tenant by a person approved by Landlord.

        (2) All window coverings shall be provided by Landlord and Tenant shall not place or maintain any other window covering, blinds or drapes on any window without Landlord's prior written approval. A breach of this rule will directly and adversely affect the exterior appearance of the Building. Upon request by Landlord, Tenant shall remove any window covering, or any other item visible from outside the Premises, if installed or placed without Landlord's written approval.

        (3) A directory of the Building will be provided for the display of the name and location of tenants and a reasonable number of the principal employees thereof and Landlord reserves the right to exclude any other names therefrom. Tenant shall be provided with at least thirty-one (31) listings on the Building's directory board in the lobby of the Building.

        (4) The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, escalators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord might be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed so as to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities or are creating a nuisance. No employee, invitee, contractor or agent of Tenant shall go upon the roof of the Building.

        (5) Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the prior written consent of Landlord (except as to safes and vaults of Tenant approved by Landlord).

        (6) The toilet rooms and urinals, wash bowls and other apparatus therein shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be placed therein; the expense of breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, invitees, contractors or agents, shall have caused it.

        (7) Except as to normal pictures and furnishings, Tenant shall not mark, drive nails, screw or drill into partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Landlord and as Landlord may direct. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.


                                      F(1)

        (8) Tenant shall not overload any floor of the Premises or the Building. No furniture, freight or equipment of any kind shall be brought into the Building by Tenant or its contractors or agents without prior consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy objects brought into the Building and also the time and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute weight. Landlord will not be responsible for less or damage to any property from any such cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any part of the Building any hand truck unless it is equipped with rubber tires and side guards.

        (9) Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to in writing by Landlord. Except with the prior written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall pay the cost of any additional labor required by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant or any of its employees or other persons by the janitor of Landlord. Janitor service shall be performed Monday through Friday (Holidays excepted) and shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord at reasonable hours and as Landlord deems necessary and the outside surfaces of the windows shall be washed at least twice per year, and the inside surfaces at least once per year.

        (10) Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein. No tenant shall make or permit to be made any loud or disturbing noises or disturb or interfere with occupants of the Building or those having business with them whether by the use of any musical instrument, radio, phonograph, shouting or in any other manner. Tenant shall not throw anything out of doors or down the passageways.

        (11) The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises authorized by the Lease. No cooking shall be done or permitted in the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory approved microwave ovens or equipment for brewing coffee or similar beverages for employee shall be permitted. Tenant shall not advertise for day laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes. Tenant shall not keep or maintain pets or animals of any type and shall not store or keep bicycles, mopeds or motorcycles in the Premises or the Building.


                                      F(2)

        (12) Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or permitted by Landlord.

        (13) Landlord will direct electricians as to where and how electrical, telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires will be allowed without the prior consent of Landlord. The location of telephone call boxes and other office equipment in the Premises shall be subject to the approval of Landlord.


        (14) Landlord will furnish Tenant free of charge two (2) keys for each door in the Premises. Any additional or replacement keys will be furnished at a reasonable charge. All keys to offices, rooms and toilet rooms shall be obtained from Landlord and Tenant shall not duplicate or obtain such keys from any other source. Upon termination of the Lease, Tenant shall deliver to Landlord the keys to the offices, rooms and toilet rooms which were previously furnished to Tenant, failing which Tenant shall pay Landlord the cost of replacing same or of changing the lock or locks opened by any unreturned key if Landlord deems it necessary to make such changes. Landlord shall have the right periodically to change all locks and furnish Tenant with new keys therefor.

        (15) No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

        (16) Landlord reserves the right to close and keep locked all entrances and exit doors of the Building on Saturdays (outside the hours of 8:00 a.m. and 12:00 noon), Sundays, New Year's Day, Washington's Birthday, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Holidays") and on other days between the hours of 6:00 p.m. and 7:00 a.m., and during such further hours as Landlord may deem advisable for the adequate protection of the Building and the property of its tenants (such hours are hereinafter referred to as "non-business hours"). However, during such non-business hours Tenant and/or authorized employees as well as guests, licensees or invitees of Tenant who are accompanied by Tenant or an authorized employee of Tenant, shall be allowed access to the Building upon proper identification. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same.

        (17) Landlord shall keep the public areas of the Building lighted, and shall furnish elevator service and heating and air conditioning during the hours of 7:00 a.m. to 6:00 p.m. Monday through Friday and during the hours of 8:00 a.m. to 12:00 noon Saturdays except for Holidays. During non-business hours Landlord shall keep the public areas of the Building partially lighted and shall provide elevator service with at least one elevator serving the Premises, but shall not be obligated to furnish heating or air conditioning except upon reasonable notice from Tenant. If Tenant requires heating and/or air conditioning during non-business hours Tenant shall give Landlord reasonable prior notice of such requirement and Tenant shall pay Landlord a service fee for such extra service at the rate being charged by the local public utility company, plus reasonable fees for wear and tear, and depreciation.

        (18) Tenant shall be responsible for assuring that doors to the Premises are locked during non-business hours. Such doors shall not be left open during business hours, except while moving furniture or other items in or out of the Premises.


                                      F(3)

                (19) Tenant shall not canvass or solicit other tenants in the Building and Tenant shall cooperate to prevent any such canvassing and/or solicitation. Canvassing and peddling in the Building is prohibited. Tenant shall not obtain for use in the Premises food, beverage, shoe-shine or other services except as expressly permitted by Landlord.

                (20) Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, has no legitimate purpose to be in the Building, or is violating the rules and regulations of the Building.

                (21) The requirements of Tenant will be attended to only upon application to Landlord's designated property manager. Tenant acknowledges that employees of Landlord shall have no obligation to perform work for Tenant or do anything outside their regular duties for Tenant unless under special instructions from Landlord, and that no employee will have any obligation to admit any person (Tenant or otherwise) to any office of Landlord without specific instructions from Landlord.

                (22) No vending machines of any description shall be installed, maintained, or operated by Tenant upon the Premises or in the Building, without the prior written consent of Landlord.

                (23) Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant shall also provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

                (24) Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with broadcasting or reception from or in the Building or elsewhere.

                (25) Tenant shall store its trash and garbage within the Premises or in other facilities designated by Landlord. Tenant shall not place in any trash receptacle any material which cannot be disposed of in the ordinary practice of trash disposal. All trash and garbage disposal shall be made pursuant to directions issued from time to time by Landlord.

                (26) Landlord may waive any one or more of the rules and regulations as to any tenant without being construed as having waived same as to any other tenant.

                (27) Tenant shall be responsible for the observance of the rules and regulations by Tenant's employees, agents, customers, invitees and guests.

                (28) Landlord reserves the right upon written notice to Tenant to rescind, alter or waive any rule or regulation at any time prescribed for the Building, or to establish additional rules and regulations when, in Landlord's sole judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

                (29) In the event of any conflict between these Building Rules and Regulations and any provisions of the Lease, the provisions of the Lease shall prevail.


                                      F(4)

                           PARKING LICENSE AGREEMENT

        MICHELSON CO., a general partnership ("Licensor") hereby grants to CITICORP NORTH AMERICA, INC., a Delaware corporation ("Licensee") the right and license to use parking spaces in 2600 Michelson (the "Project"), as described below and subject to the following conditions:

        1. TYPE AND NUMBER OF PARKING SPACES: Licensee shall have the right to use a minimum of one hundred (unassigned) automobile parking spaces of which one hundred (100) are (structure/non-tandem) spaces. If the area of Licensee's Premises is increased, Licensee may, at its option, increase the number of its allotted parking spaces based on a ratio of 3.3 spaces per 1,000 square feet of rentable area. Notwithstanding the preceding, Licensee shall have no right to use any number of parking spaces in excess of the number of employees of Licensee actually employed at the Premises.

        2. MONTHLY FEE: Licensee shall pay for the right and license granted hereby the prevailing rates charged for such spaces by Licensor from time to time ("market rate"). Such sums shall be payable in advance on the first day of each calendar month. Licensor shall have no obligation to accept such payment from anyone other than Licensee (e.g. Licensee's employees, subtenants, etc). Any late payment of the monthly fee will result in additional administrative and processing costs being incurred by Licensor, the exact amount which would be extremely difficult to determine, and it is agreed that with respect thereto a late fee of ten percent (10%) of the amount due is a reasonable estimate thereof and will be payable by Licensee with regard to any monthly fee not paid when due. Notwithstanding the foregoing, Licensee's employees actually employed at the Premises shall not be charged for parking in such spaces during the initial twelve (12) months of the term of the Lease referenced herein. Commencing in the 13th month of the Lease term, Licensee shall pay Thirty Dollars ($30.00) per space per month. Commencing in the 61st month of the Lease term, Licensee shall pay Fifty Dollars ($50.00) per space per month. If Licensee desires to convert some of its parking spaces to reserved spaces, the rate per assigned space shall be One Hundred Dollars ($100.00) per month for the first twelve (12) months of the Lease term; thereafter, Licensee shall pay the market rate for such reserved spaces.

        3. TERM: Licensee shall be entitled to the foregoing parking rights for a period equivalent to the term of that certain "Lease" of Premises in the Project entered into by Licensor and Licensee. Licensee's rights to any and all parking spaces shall automatically be revoked and shall terminate upon any material default hereunder, or any expiration or termination of said Lease. Licensee must exercise its rights under this Agreement by delivering all required security deposits and the initial monthly fee if any for the parking spaces described above within thirty (30) days after the "Commencement Date" of the aforementioned Lease (as defined herein) unless otherwise agreed by Licensor. Failure of Licensee to so exercise its rights will entitle Licensor with five (5) days prior notice to Licensee to transfer to others Licensee's rights to park in any and all parking spaces as to which Licensee has not so exercised its rights hereunder, and Licensee will be deemed to have waived its rights hereunder with regard thereto.

        4. LOCATION OF PARKING SPACES: Licensor shall have the right in its reasonable discretion to designate the particular location of said parking space(s), which designation is subject to change from time to time.

        5. RIGHTS NON-TRANSFERRABLE: The foregoing parking rights are personal to Licensee and Licensee shall not assign, convey or otherwise transfer said rights in any manner whatsoever without Licensor's prior written consent except to a permitted assignee or sublessee. Any attempt by Licensee to do so shall be null and void and Licensor may, but shall not be obligated to, recapture those spaces which Licensee attempted to transfer in violation of this Agreement. If the Premises or any portion thereof is assigned or sublet pursuant to the terms of the Lease, the number of parking spaces allotted to Licensee under paragraph 1 hereof shall automatically be adjusted accordingly and Licensor and Licensee shall immediately execute an amendment to this Agreement setting forth (i) the number of spaces retained by Licensee, (ii) the number of spaces allotted to Licensee's assignee or subtenant (which number shall be based on the ratio stated in paragraph 1 above), (iii) the then current "market rate" to be charged

                                      P(1)

Licensee for the spaces allotted to its assignee or subtenant, and (iv) the security deposit to be paid by Licensee for its assignee's or subtenant's parking cards.

     6. LICENSEE INDEMNIFICATION: Use of said parking spaces and of the parking areas in the Project shall be at the sole risk of Licensee. Unless caused by the wrongful acts of Licensor, its agents or employees, Licensee hereby agrees to indemnify and hold Licensor harmless against any liability, loss, cost or expense (including attorneys' fees) for any damage to or loss or theft of any vehicle or property within any vehicle or any other property (including property of Licensee), or injury to or death of any person (including Licensee and Licensee's family, agents, employees, visitors or customers), arising directly or indirectly out of or in connection with the use by Licensee or such other persons of the parking areas or any part thereof.

     7. INTERRUPTION OF USE: Licensor shall not be liable to Licensee for any interruption of Licensee's use of the rights granted hereunder due to repairs, improvements or alterations of the parking areas of the Project, or due to any labor controversy, or resulting from any cause beyond the reasonable control of Licensor. However, Licensee shall be entitled to an abatement of the monthly fee with regard to any assigned parking space to the extent it is prevented from using such space and no reasonably similar alternative space is made available to it by Licensor.

     8. RULES AND REGULATIONS: Licensor's parking rules and regulations are attached hereto. Licensor may adopt such other rules and regulations relating to the use of the parking areas as in Licensor's opinion are necessary or desirable for the proper, orderly and safe use of the parking areas. If Licensee fails to comply with the rules and regulations and modifications thereto within a reasonable time after receiving notice thereof, Licensor may at its option forthwith terminate this license and all rights of Licensee hereunder, and may also, whether or not such license is so terminated, take such action as shall be required to remedy such failure, and Licensee agrees to pay Licensor on demand the cost to Licensor of such actions including attorneys' fees. Licensee shall at all times be required to park in a lawful manner, and no vehicle shall at any time be parked in more than one marked space at a time. Licensor shall be entitled to tow away any vehicle which is improperly parked, at the vehicle owner's sole cost and expense. In the event of such tow away, neither Licensor nor any Mortgagee of Licensor shall have any liability therefor to Licensee or to such vehicle owner.

     9. LICENSOR'S PROPERTY RIGHTS: Licensor shall have the right to decrease the size of any or all of the parking areas in the Project, to alter or rearrange parking spaces and improvements in the parking areas, to take all or any portion of the parking areas for purpose of maintaining, repairing or restoring same, or for purposes of construction and operating structures thereon or adjacent thereto, to have ingress and egress in connection with the exercise of any such rights, and to do and perform such other acts with respect to the parking areas as Licensor shall in its reasonable discretion deem appropriate so long as Licensee's parking rights hereunder are not adversely affected. Licensor may at any time and from time to time in its reasonable discretion designate any portion of the parking areas in the Project for use as assigned parking, visitor parking or employee parking. If Licensor establishes an "employee parking" area or other assigned parking area for Licensee's employees to park in, Licensee shall furnish Licensor, within twenty (20) days after written request to do so, with a list of the vehicle license numbers of Licensee's employees parking in the Project. Licensor may charge Licensee Ten Dollars ($10.00) per day for each day or partial day for each vehicle parked by Licensee or any of its employees in a parking space or area other than the space or parking area assigned or designated for such vehicle. Licensor may tow away any such improperly parked vehicles and may also attach violation notices or stickers to improperly parked vehicles. In the event of such tow away, neither Licensor not any Mortgagee of Licensor shall have any liability therefor to Licensee or to such vehicle owner.


                                      P(2)

         11. SECURITY DEPOSIT. A monthly parking card will be issued to Licensee for each parking space to be used by Licensee hereunder. Licensee will pay a security deposit equal to Fifteen Dollars ($15.00) for each parking card at the time of issuance of the card. No card will be issued without payment of such security deposit. Licensor shall have no obligation to accept any such security deposit from anyone other than Licensee. The security deposit shall be held by Licensor to secure Licensee's due performance of its obligations with regard to parking hereunder and the return to Licensor of such parking card(s) in good condition, normal wear and tear accepted, upon termination of Licensee's rights hereunder. Licensee shall be obligated to take reasonable steps to protect such cards from warping or mutilation. Without limitation as to the generality of the foregoing, Licensor may apply such security deposit to remedy any default by Licensee hereunder and further, if such card(s) are lost or mutilated, Licensor may apply any or all of said deposit toward Licensor's cost of such card(s). If at any time Licensor applies any or all of such security deposit as provided herein, Licensee shall be obligated to deposit with Licensor the amount so applied by Licensor within ten (10) days after written request therefor is given. Upon termination of Licensee's rights hereunder and the return to Licensor of the aforementioned card(s) (or cards issued in substitution thereof) the security deposit or balance thereof shall be returned to Licensee provided Licensee is not then in default hereunder. Licensor need not hold said security deposit in a separate account.

        12. REPLACEMENT CARDS: If for any reason (other than a malfunction for which Licensee is not responsible hereunder) any card(s) issued to Licensee are requested by Licensee to be replaced, Licensee shall pay Licensor the then current non-refundable charge for said replacement card(s). At the current time the charge is Fifteen Dollars ($15.00) per card.

        13. MISCELLANEOUS: No waiver by Licensor of any breach of this agreement by Licensee shall constitute a waiver of any other breach. Any amount due to Licensor that is not paid when due shall bear interest at the maximum rate allowable under law. In the event of any legal action taken or proceeding brought to enforce the provisions hereof, the prevailing party shall be entitled to recover its attorneys' fees and costs incurred in connection therewith.




        DATED this 21 day of March 1988

LICENSOR;                                LICENSEE:

MICHELSON CO., a general partnership     CITICORP NORTH AMERICA, INC., a Delaware
                                         corporation

By: SC ENTERPRISES, a limited
    partnership, partner                 By: /s/ (illegible)
                                             ------------------------------------

    By: /s/ Shurl Curci                  TITLE: (illegible)
        ----------------------------         ------------------------------------
       Shurl Curci, general partner      BY: /s/ Mohamed A. Hamir
                                             ------------------------------------

   By: /s/  (illegible)                  TITLE:       Mohamed A. Hamir
        ---------------------------          ------------------------------------
       Attorney-in-fact                                 Vice President
                                                  Citicorp North America, Inc.

                                      P(3)

                         PARKING RULES AND REGULATIONS


1. All claimed damage or loss must be reported and itemized in writing delivered to the parking facility office or property manager's office as soon as is reasonably possible after any claimed damage or loss occurs. Any claim not so made is waived. Licensor has the option to make repairs at its expense of any claimed damage within ten business days after filing a claim. In all court actions the burden of proof to establish a claim remains with Licensee. Court actions by Licensee for any claim must be filed in a court of jurisdiction where the claimed loss occurred. Licensor is not responsible for damage by water, fire, or defective brakes, or parts, or for the acts or omissions of others, or for articles left in vehicles. The total liability of Licensor is limited to $250.00 for all damages or loss to any vehicle unless such damage is due to the negligence or willful misconduct of Licensor, its agents, employees or contractors. Licensor is not responsible for loss of use.

2. Licensee shall not park or permit the parking of any vehicle under its control in any parking area designated by Licensor as areas for parking by visitors. Licensee shall not leave vehicles in the parking area overnight except when Licensee's officers or employees are away on business nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

3. Parking stickers or any other device or form of identification supplied by Licensor as a condition of use of the parking facilities shall remain the property of Licensor. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

4. No overnight or extended term storage of vehicles shall be permitted except when Licensee's officers or employees are away on business.

5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

6.      All directional signs and arrows must be observed.

7.      The speed limit within all parking areas shall be 5 miles per hour.

8.      Parking is prohibited:

        (a) in areas not striped for parking;

        (b) in driveways;

        (c) where "no parking" signs are posted;

        (d) in cross hatched areas; and

        (e) in such other areas as may be designated by Licensor or its parking operator.

9. Every parker is required to park and lock his own vehicle. All responsibility for damage to vehicles is assumed by the parker.

10. Loss or theft of parking identification devices from vehicles must be reported to the parking operator immediately, and a lost or stolen report must be filed at that time. Licensor has the right to exclude any vehicle from the parking facilities that does not have an identification device.

11. Any parking identification devices reported lost or stolen found on any unauthorized vehicle will be confiscated and the illegal holder will be subject to prosecution.

12. Lost or stolen identification devices found by the Licensee should be reported to the parking facility office or property manager immediately to avoid confusion.

13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

14. Licensee shall acquaint all persons to whom Licensee assigns parking space of these Rules and Regulations. Parking facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

15. Licensor reserves the right to refuse the sale of monthly stickers or other parking identification devices to any person and/or his agents or representatives who willfully refuses to comply with these Rules and Regulations and all City, State or Federal ordinances, laws or agreements.


                                      P(4)

                                   EXHIBIT B

                     VERIFICATION OF TERM AND INITIAL RENT


RE: Lease dated March 22, 1988 between MICHELSON CO., a general partnership ("Landlord") and CITICORP NORTH AMERICA, INC., a Delaware corporation ("Tenant") for premises in 2600 Michelson, Suites 1100 & 1200, Irvine, Ca. 92715. Tenant hereby verifies that the dates and amounts stated below are correct and further acknowledges and accepts possession of the Premises.

                      Area:     31,357 Rentable sq. ft.

         Commencement Date:     July 5, 1988

          Termination Date:     July 4, 1998

                   Options:     None

              Initial Rent:     $52,052.62

       Address for Notices:     CITICORP NORTH AMERICA
                                2600 Michelson, Suite 1200
                                Irvine, Ca. 92715
                                Mohammed Hamir & William Ward

               In addition:     Lillick McHose & Charles
                                725 S. Fiqueroa Street, 11th Fl
                                Los Angeles, Ca. 90017-2513
                                Attn: Michael E. Meyer, Esq.

           Billing Address:     __________________________________
                                __________________________________

                      Attn:     __________________________________
          Telephone Number:     __________________________________



                                By: /S/ Mohammed Hamir
                                   -------------------------------

                             Title:     Vice President
                                   -------------------------------

                              Date:         6/30/88
                                   -------------------------------